AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 1996
                                                SECURITIES ACT FILE NO. 33-36766

                                            INVESTMENT COMPANY FILE NO. 811-6173

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------
                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X

                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                         POST-EFFECTIVE AMENDMENT NO. 7                        X


                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        X


                                AMENDMENT NO. 9                                X


                        (CHECK APPROPRIATE BOX OR BOXES)
                              -------------------
           PAINEWEBBER/KIDDER, PEABODY MUNICIPAL MONEY MARKET SERIES
               (Exact Name of Registrant as Specified in Charter)

     1285 AVENUE OF THE AMERICAS
                                                          10019
                                                        (Zip Code)
          NEW YORK, NEW YORK
   (Address of Principal Executive
               Offices)

                              -------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 713-2000


                             DIANNE O'DONNELL, ESQ.
                    MITCHELL HUTCHINS ASSET MANAGEMENT INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                    (Name and Address of Agent for Service)


                              -------------------

                                    COPY TO:
                              LEWIS G. COLE, ESQ.
                           STROOCK & STROOCK & LAVAN
                                7 HANOVER SQUARE
                         NEW YORK, NEW YORK 10004-2696


    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX)



              /X/ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485 / / ON PURSUANT TO PARAGRAPH (B) OF RULE 485
              / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(I) OF RULE 485 / / ON (DATE) PURSUANT TO PARAGRAPH (A)(I) OF RULE 485
              / / 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(II) OF RULE 485 / / ON (DATE) PURSUANT TO PARAGRAPH (A)(II) OF RULE 485


    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

              / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE
                  FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.
                              -------------------


    THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S FISCAL YEAR ENDED OCTOBER 31, 1995 WAS FILED ON DECEMBER 28, 1995.

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
           PAINEWEBBER/KIDDER, PEABODY MUNICIPAL MONEY MARKET SERIES
                      REGISTRATION STATEMENT ON FORM N-1A
                             CROSS REFERENCE SHEET


N-1A ITEM NO.                                                       LOCATION
--------------------------------------------------  -----------------------------------------
Part A
     1.  Cover Page...............................  Cover Page
     2.  Synopsis.................................  Highlights
     3.  Condensed Financial Information..........  Financial Highlights; Performance Infor-
                                                      mation
     4.  General Description of Registrant........  Highlights Investment Objective and Poli-
                                                      cies; General Information
     5.  Management of the Fund...................  Management; General Information
     6.  Capital Stock and Other Securities.......  Cover Page; Dividends and Taxes; General
                                                      Information
     7.  Purchase of Securities Being Offered.....  Purchases; Valuation of Shares; Manage-
                                                      ment
     8.  Redemption or Repurchase.................  Redemptions
     9.  Pending Legal Proceedings................  Not Applicable

Part B
    10.  Cover Page...............................  Cover Page
    11.  Table of Contents........................  Cover Page
    12.  General Information and History..........  Not Applicable
    13.  Investment Objective and Policies........  Investment Objective and Policies
    14.  Management of the Fund...................  Management of the Fund
    15.  Control Persons and Principal Holders of
           Securities.............................  Management of the Fund
    16.  Investment Advisory and Other Services...  Management of the Fund
    17.  Brokerage Allocation.....................  Portfolio Transactions
    18.  Capital Stock and Other Securities.......  Shares of the Fund
    19.  Purchase, Redemption and Pricing of
           Securities Being Offered...............  Redemption of Shares; Exchange of Shares;
                                                      Determination of Net Asset Value
    20.  Tax Status...............................  Dividends, Distributions and Taxes (in
                                                      the prospectus)
    21.  Underwriters.............................  The Distributor (in the prospectus)
    22.  Calculations of Performance Data.........  Determination of Current and Effective
                                                      Yields
    23.  Financial Statements.....................  Financial Statements (Audited)


Part C

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

This Prospectus concisely sets forth information about the Funds a prospective investor should know before investing. Please retain this Prospectus for future reference. With respect to all the Funds
(except Connecticut Municipal Money Fund and
New Jersey Municipal Money Fund), a Statement of Additional Information dated August 29, 1995
(which is incorporated by reference herein) has been filed with the Securities and Exchange Com-mission ("SEC"). With respect to Connecticut
Municipal Money Fund and New Jersey Municipal
Money Fund, a Statement of Additional Informa-tion dated March 1, 1996 (which is incorporated by reference herein) has been filed with the SEC. The
Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Funds, your PaineWeb-ber investment executive or PaineWebber's corre-spondent firms, or by calling toll-free 1-800-762-
1000.

------------------------------------------

The Money Market Portfolio and U.S. Government
Portfolio are series of PaineWebber RMA Money
Fund, Inc. PaineWebber RMA Money Fund, Inc.
And PaineWebber RMA Tax-Free Fund, Inc. are
Maryland corporations (each a "Corporation").
PaineWebber RMA California Municipal Money
Fund and PaineWebber RMA New York Municipal
Money Fund are series of PaineWebber Managed
Municipal Trust, a Massachusetts business trust, and PaineWebber RMA Connecticut Municipal
Money Fund and PaineWebber RMA New Jersey
Municipal Money Fund are series of
PaineWebber/Kidder, Peabody Municipal Money
Market Series, a Massachusetts business trust
(each a "Trust").

An investment in a Fund is neither insured nor guaranteed by the U.S. Government. While each Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

__________________________________________________

THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES
COMMISSION NOR HAS ANY SUCH
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL
OFFENSE.


PaineWebber RMA

     Money Market Portfolio
     U.S. Government Portfolio
     Tax-Free Fund
     California Municipal
       Money Fund
     Connecticut Municipal
       Money Fund
     New Jersey Municipal
       Money Fund
     New York Municipal
       Money Fund
1285 Avenue of the Americas
New York, New York 10019
-----------------------------------

Professionally managed money
market funds seeking:
/x/ Maximum Current Income
/x/ High Liquidity
/x/ Conservation of Capital
/x/ Income Free from Federal Income Tax
    for the RMA Tax-Free Fund
/x/ California Double Tax-Free Income for
    the RMA California Municipal Money Fund
/x/ Connecticut Double Tax-Free Income
    for the RMA Connecticut Municipal
    Money Fund
/x/ New Jersey Double Tax-Free Income
    for the RMA New Jersey Municipal




/x/ New York State Double Tax-Free


    Income or New York City Triple Tax-
    Free Income for the RMA New York
    Municipal Money Fund

-----------------------------------

March 1, 1996 with respect to Connecticut
Municipal Money Fund and New Jersey
Municipal Money Fund and August 29, 1995
(as revised March 1, 1996) with respect to the other Funds.

                                   HIGHLIGHTS

    See the body of the Prospectus for more information on the topics discussed in these highlights.




The Funds:              Professionally managed money market funds (each a "Fund") offered primarily to participants in the PaineWebber Resource Management
                        Account ("RMA")(R) program. The Funds also are offered to
                        participants in the PaineWebber Business Services Account
                        ("BSA")SM program.
Investment Objectives   PaineWebber RMA Money Market Portfolio ("Money Market
  and Policies:         Portfolio")--A diversified money market fund seeking maximum current income consistent with liquidity and conservation of capital; invests in high-grade money market instruments.
                        PaineWebber RMA U.S. Government Portfolio ("U.S. Government
                        Portfolio")--A diversified money market fund seeking maximum current income consistent with liquidity and conservation of capital; invests in short-term U.S. government securities.
                        PaineWebber RMA Tax-Free Fund, Inc. ("Tax-Free Fund")--A
                        diversified money market fund seeking maximum current income exempt from federal income tax consistent with liquidity and conservation of capital; invests in high-grade municipal money market instruments.
                        PaineWebber RMA California Municipal Money Fund ("California
                        Municipal Money Fund")--A non-diversified money market fund seeking maximum current income exempt from federal income tax and
                        California personal income tax, consistent with liquidity and conservation of capital; invests in high-grade municipal money market instruments.
                        PaineWebber RMA Connecticut Municipal Money Fund ("Connecticut
                        Municipal Money Fund")--A non-diversified money market fund seeking the maximization of current income exempt from Federal and
                        Connecticut State income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity; invests primarily in debt securities of the State of Connecticut, its political subdivisions, authorities and corporations.
                        PaineWebber RMA New Jersey Municipal Money Fund ("New Jersey
                        Municipal Money Fund")--A non-diversified money market fund seeking the maximization of current income exempt from Federal and
                        New Jersey State income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity; invests primarily in debt securities of the State of New Jersey, its political subdivisions, authorities and corporations.
                        PaineWebber RMA New York Municipal Money Fund ("New York Municipal
                        Money Fund")--A non-diversified money market fund seeking maximum current income exempt from federal income tax and New York State and New York City personal income taxes, consistent with liquidity and conservation of capital; invests in high-grade municipal money market instruments.
Total Net Assets at     Money Market Portfolio--$5.7 billion.
  July 31, 1995:        U.S. Government Portfolio--$884.8 million.
                        Tax-Free Fund--$1.7 billion.
                        California Municipal Money Fund--$323.6 million.
                        New York Municipal Money Fund--$219.7 million.
Total Net Assets at     Connecticut Municipal Money Fund--$23.6 million.
  January 31, 1996:     New Jersey Municipal Money Fund--$41.1 million.
Distributor and         PaineWebber Incorporated ("PaineWebber"). See "Management."
  Investment Adviser:
Sub-Adviser:            Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins").
Purchases:              Shares are available exclusively through PaineWebber and its correspondent firms. See "Purchases."
Redemptions:            Shares may be redeemed through PaineWebber or its correspondent firms. See "Redemptions."
Yield:                  Based on current money market rates; quoted in the financial section of most newspapers.
Dividends:              Declared daily and paid monthly. See "Dividends and Taxes."
Reinvestment:           All dividends are automatically paid in Fund shares.
Minimum Purchase:       No minimum.
Public Offering Price:  Net asset value, which each Fund seeks to maintain at $1.00 per share.


    WHO SHOULD INVEST. Each Fund has its own suitability considerations and risk factors, as summarized below and described in detail under "Investment Objectives and Policies." The Funds are designed for investors seeking liquidity and current income. The Funds provide a convenient means for investors to enjoy current income at money market rates with minimal risk of fluctuation of principal.

    Shares of the Funds are offered primarily to clients of PaineWebber and its correspondent firms who are participants in the RMA and BSA programs. Shares of the Funds may be offered to PaineWebber clients with other types of accounts under certain limited circumstances.


    Tax-Free Fund, California Municipal Money Fund, Connecticut Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund (referred to collectively in this Prospectus as the "Municipal Funds") are not suitable for tax-exempt institutions or qualified retirement plans, because those investors cannot take advantage of the tax-exempt character of these Funds' dividends.

    MONEY MARKET PORTFOLIO AND U.S. GOVERNMENT PORTFOLIO are designed for investors seeking liquidity and current income. They provide a convenient means for investors to enjoy current income at money market rates with minimal risk of fluctuation of principal.

    TAX-FREE FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax. It provides a convenient means for investors to enjoy current tax-free income at money market rates with minimal risk of fluctuation of principal.

    CALIFORNIA MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and California personal income tax. The Fund provides a convenient means for California investors to enjoy current tax-free income at money market rates with minimal risk of fluctuation of principal.


    CONNECTICUT MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and Connecticut personal income taxes. The Fund provides a convenient means for Connecticut investors to enjoy current tax-free income at money-market rates with minimal risk of fluctuation of principal.



    NEW JERSEY MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and New Jersey personal income taxes. The Fund provides a convenient means for New Jersey investors to enjoy current tax-free income at money market rates with minimal risk of fluctuation of principal.


    NEW YORK MUNICIPAL MONEY FUND is designed for investors seeking liquidity and current income that is exempt from federal income tax and New York State and New York City personal income taxes. The Fund provides a convenient means for New York investors to enjoy current tax-free income at money market rates with minimal risk of fluctuation of principal.


    RISK FACTORS. There can be no assurance that any Fund will achieve its investment objective. In periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, a Fund's yield generally will be somewhat lower. See "Investment Objectives and Policies" for more information about this risk factor and those described below.



    The concentration of the investments of California Municipal Money Fund, New York Municipal Money Fund, Connecticut Municipal Money Fund and New Jersey Municipal Money Fund in California Municipal Securities (defined below), New York Municipal Securities (defined below) Connecticut Municipal Securities (defined below) and New Jersey Municipal Securities (defined below), respectively, may subject those Funds to greater risks than an investment company that has a broader range of investments. The States of California and New York and many of their agencies and local governments have been experiencing, and continue to experience, significant financial difficulties and the credit standings of those States and of certain local governments (including New York City) have been, and could be further, reduced.

    The status of California Municipal Money Fund, New York Municipal Money Fund, Connecticut Municipal Money Fund and New Jersey Municipal Money Fund as "non-diversified" investment companies and the ability of each of the Municipal Funds to invest more than 25% of its total assets in securities the interest on which is paid from similar types of projects, may further increase the risk of an investment in those Funds.


    EXPENSES OF INVESTING IN THE FUNDS. The following tables are intended to assist investors in understanding the expenses associated with investing in each Fund.

                        SHAREHOLDER TRANSACTION EXPENSES


                                                                 CALIFORNIA  CONNECTICUT   NEW JERSEY   NEW YORK
                              MONEY        U.S.                  MUNICIPAL    MUNICIPAL    MUNICIPAL    MUNICIPAL
                             MARKET     GOVERNMENT     TAX-        MONEY        MONEY        MONEY        MONEY
                            PORTFOLIO   PORTFOLIO    FREE FUND     FUND         FUND          FUND        FUND
                            ---------   ----------   ---------   ---------   -----------   ----------   ---------
Sales charge on
  purchases of shares....      None        None         None        None         None         None         None
Sales charge on
  reinvested dividends...      None        None         None        None         None         None         None
Redemption fee or
  deferred sales charge..      None        None         None        None         None         None         None

                        ANNUAL FUND OPERATING EXPENSES*
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                 CALIFORNIA  CONNECTICUT   NEW JERSEY   NEW YORK
                              MONEY        U.S.                  MUNICIPAL    MUNICIPAL    MUNICIPAL    MUNICIPAL
                             MARKET     GOVERNMENT     TAX-        MONEY        MONEY        MONEY        MONEY
                            PORTFOLIO   PORTFOLIO    FREE FUND     FUND         FUND          FUND        FUND
                            ---------   ----------   ---------   ---------   -----------   ----------   ---------
Management fees..........      0.50%       0.45%        0.48%       0.50%        0.50%        0.50%        0.50%
12b-1 service fees.......      None        0.08%        0.08%       0.08%        0.12%        0.12%        0.08%
Other expenses...........      0.09%       0.10%        0.07%       0.11%        0.39%        0.31%        0.13%
                            ---------       ---          ---         ---          ---          ---          ---
Total Operating
  Expenses...............      0.59%       0.63%        0.63%       0.69%        1.01%        0.93%        0.71%
                            ---------       ---          ---         ---          ---          ---          ---
                            ---------       ---          ---         ---          ---          ---          ---


---------

  * See "Management" for additional information. The fees and expenses shown are those actually incurred for the fiscal year ended June 30, 1995 and, in the case of New York Municipal Money Fund, "Management Fees" and "Total Operating Expenses" are those which would have been incurred by that Fund had PaineWebber not waived a portion of its fees during the fiscal year. For Connecticut Municipal Money Fund and New Jersey Municipal Money Fund, the fees and expenses shown are those actually incurred for the fiscal year ended October 31, 1995. PaineWebber currently charges an annual $85 account charge for the RMA program including the Gold MasterCard without the Bank One Line of Credit. The fee for clients who choose the Line of Credit for their Gold MasterCard is $125. The annual account charge for the BSA program, including the MasterCard Business Card, is $125 ($165 with a MasterCard Line of Credit). The account charges are not included in the table because certain non-RMA and non-BSA participants are permitted to purchase shares of the Funds.


                       EXAMPLE OF EFFECT OF FUND EXPENSES

    An investor would pay directly or indirectly the following expenses on a $1,000 investment in each Fund, assuming a 5% annual return:


                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Money Market Portfolio.....................................    $  6       $19        $33        $ 74
U.S. Government Portfolio..................................    $  6       $20        $35        $ 79
Tax-Free Fund..............................................    $  6       $20        $35        $ 79
California Municipal Money Fund............................    $  7       $22        $38        $ 86
New York Municipal Money Fund..............................    $  7       $23        $40        $ 88
Connecticut Municipal Money Fund...........................    $ 10       $32        $56        $124
New Jersey Municipal Money Fund............................    $  9       $30        $51        $114



    This Example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, any Fund's projected or actual performance.


    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND EACH FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of each Fund will depend upon, among other things, the level of average net assets and the extent to which each Fund incurs variable expenses, such as transfer agency costs.

FINANCIAL HIGHLIGHTS


    The tables below provide selected per share data and ratios for one share of each Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in each Fund's Annual Report to Shareholders for the fiscal years ended June 30, 1995 (in the case of Tax-Free Fund, Money Market Portfolio, U.S. Government Portfolio, California Municipal Money Fund and New York Municipal Money Fund) and October 31, 1995 (in the case of Connecticut Municipal Money Fund and New Jersey Municipal Money
Fund), which are incorporated by reference into their respective Statements of Additional Information and which may be obtained without charge by calling 1-800-647-1568. Further information about each Fund's performance is also included in those Annual Reports to Shareholders. The financial statements and notes, as well as the information in the tables appearing below insofar as it relates to the each of the five fiscal years in the period ended June 30, 1995 (in the case of Tax-Free Fund, Money Market Portfolio and U.S. Government Portfolio) and the six fiscal periods ended June 30, 1995 (in the case of California Municipal Money Fund and New York Municipal Money Fund) have been audited by Ernst & Young LLP, independent auditors, whose unqualified reports thereon are incorporated by reference into the Funds' Statement of Additional Information. The information appearing below for the years ended prior to June 30, 1991 or November 30, 1990, as applicable, also have been audited by Ernst & Young LLP, whose reports thereon were unqualified. The financial statements and notes, as well as the information in the tables appearing below for the fiscal year ended October 31, 1995 (in the case of Connecticut Municipal Money Market Fund and New Jersey Municipal Money Fund) have been audited by Ernst & Young LLP; financial information for prior periods was audited by other auditors whose reports thereon were unqualified.

                                                                    TAX-FREE FUND
                        ------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDED JUNE 30,
                        ------------------------------------------------------------------------------------------------------
                           1995        1994        1993        1992        1991        1990        1989       1988      1987
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  --------  --------
Net asset value,
 beginning of
 period..............     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00     $1.00     $1.00
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  --------  --------
Net investment
 income...............      0.030       0.019       0.021       0.033       0.047       0.053       0.056     0.042     0.037
Dividends from net
 investment income....     (0.030)     (0.019)     (0.021)     (0.033)     (0.047)     (0.053)     (0.056)   (0.042)   (0.037)
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  --------  --------
Net asset value, end
 of period............     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00     $1.00     $1.00
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  --------  --------
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  --------  --------
Total Investment
 Return (1)...........      3.03%       1.88%       2.07%       3.30%       4.74%       5.30%       5.60%     4.20%     3.70%
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  --------  --------
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  --------  --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 period (000's).......  $1,562,040  $1,427,724  $1,248,702  $1,183,719  $1,190,073  $1,097,787  $912,865    $941,169  $942,668
Ratio of expenses to
 average net assets...      0.63%       0.64%       0.65%       0.62%       0.67%       0.67%       0.60%     0.61%     0.62%
Ratio of net
 investment income to
 average net assets...      3.00%       1.90%       2.06%       3.30%       4.66%       5.33%       5.49%     4.20%     3.70%


                          1986
                        --------
Net asset value,
 beginning of
 +-period................$1.00
                        --------
Net investment
 income...............    0.044
Dividends from net
 investment income....   (0.044)
                        --------
Net asset value, end
 of period............   $1.00
                        --------
                        --------
Total Investment
 Return (1)...........    4.40%
                        --------
                        --------
RATIOS/SUPPLEMENTAL DA
Net assets, end of
 period (000's).......  $885,308
Ratio of expenses to
 average net assets...    0.60%
Ratio of net
 investment income to
 average net assets...    4.43%




---------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

                                                               MONEY MARKET PORTFOLIO
                     ----------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED JUNE 30,
                     ----------------------------------------------------------------------------------------------------------
                        1995        1994        1993        1992        1991        1990        1989        1988        1987
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value,
 beginning of
 period............     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net investment
 income............      0.049       0.030       0.029       0.046       0.069       0.081       0.084       0.064       0.055
Dividends from net
 investment
 income............     (0.049)     (0.030)     (0.029)     (0.046)     (0.069)     (0.081)     (0.084)     (0.064)     (0.055)
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value,
 end of period.....     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total Investment
 Return (1)........      5.00%       2.95%       2.98%       4.56%       6.88%       8.10%       8.40%       6.40%       5.50%
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 period (000's)....  $5,398,146  $4,337,009  $4,031,398  $4,054,344  $4,208,467  $3,765,953  $2,637,820  $2,509,372  $2,163,807
Ratio of expenses
 to average net
 assets............      0.59%       0.59%       0.59%       0.59%       0.61%       0.58%       0.59%       0.76%       0.79%
Ratio of net
 investment income
 to average net
 assets............      4.91%       2.98%       2.95%       4.57%       6.89%       8.07%       8.48%       6.37%       5.54%


                        1986
                     ----------
Net asset value,
 beginning of
 period.............     $1.00
                     ----------
Net investment
income.............      0.069
Dividends from net
investment
income.............     (0.069)
                     ----------
Net asset value,
 end of period.....     $1.00
                     ----------
                     ----------
Total Investment
Return (1).........      6.90%
                     ----------
                     ----------
RATIOS/SUPPLEMENTAL
Net assets, end of
 period (000's)....  $1,740,660
Ratio of expenses
 to average net
assets.............      0.78%
Ratio of net
 investment income
 to average net
assets.............      6.90%

---------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

                                                             U.S. GOVERNMENT PORTFOLIO
                     ----------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED JUNE 30,
                     ----------------------------------------------------------------------------------------------------------
                        1995        1994        1993        1992        1991        1990        1989        1988        1987
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value,
 beginning of
 period............     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net investment
 income............      0.046       0.027       0.028       0.044       0.066       0.077       0.078       0.059       0.053
Dividends from net
 investment
 income............     (0.046)     (0.027)     (0.028)     (0.044)     (0.066)     (0.077)     (0.078)     (0.059)     (0.053)
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value,
 end of period.....     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total Investment
 Return (1)........      4.67%       2.74%       2.83%       4.36%       6.59%       7.70%       7.80%       5.90%       5.30%
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 period (000's)....  $815,781    $854,928    $880,834    $838,023    $937,943    $488,577    $327,437    $316,349    $241,148
Ratio of expenses
 to average net
 assets............      0.63%       0.62%       0.61%       0.62%       0.64%       0.68%       0.60%       0.74%       0.75%
Ratio of net
 investment income
 to average net
 assets............      4.55%       2.75%       2.80%       4.37%       6.46%       7.67%       7.77%       5.92%       5.31%


                        1986
                     ----------
Net asset value,
 beginning of
 period............     $1.00
                     ----------
Net investment
 income............      0.066
Dividends from net
 investment
 income............     (0.066)
                     ----------
Net asset value,
 end of period.....     $1.00
                     ----------
                     ----------
Total Investment
 Return (1)........      6.60%
                     ----------
                     ----------
RATIOS/SUPPLEMENTAL
Net assets, end of
 period (000's)....  $204,660
Ratio of expenses
 to average net
 assets............      0.82%
Ratio of net
 investment income
 to average net
 assets............      6.56%

---------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

                                                     CALIFORNIA MUNICIPAL MONEY FUND
                                --------------------------------------------------------------------------
                                                                                                             FOR THE PERIOD
                                     FOR THE YEARS ENDED       FOR THE SEVEN      FOR THE YEARS ENDED       NOVEMBER 7, 1988
                                          JUNE 30,                MONTHS              NOVEMBER 30,            (COMMENCEMENT
                                -----------------------------      ENDED      ----------------------------  OF OPERATIONS) TO
                                  1995       1994      1993    JUNE 30, 1992    1991      1990      1989    NOVEMBER 30, 1988
                                --------   --------  --------  -------------  --------  --------  --------  -----------------
Net asset value, beginning of
 period.......................   $1.00      $1.00     $1.00        $1.00       $1.00     $1.00     $1.00         $1.00
                                --------   --------  --------      -------    --------  --------  --------   ---------
Net investment income.........    0.029      0.018     0.019        0.016       0.038     0.050     0.056         0.004
Dividends from net investment
 income.......................   (0.029)    (0.018)   (0.019)      (0.016)     (0.038)   (0.050)   (0.056)       (0.004)
                                --------   --------  --------      -------    --------  --------  --------   ---------
Net asset value, end of
 period.......................   $1.00      $1.00     $1.00        $1.00       $1.00     $1.00     $1.00         $1.00
                                --------   --------  --------      -------    --------  --------  --------   ---------
                                --------   --------  --------      -------    --------  --------  --------   ---------
Total Investment Return (1)...    2.91%      1.78%     1.88%        1.61%       3.81%     4.95%     5.56%         0.35%
                                --------   --------  --------      -------    --------  --------  --------   ---------
                                --------   --------  --------      -------    --------  --------  --------   ---------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's)......................  $330,937   $295,183  $290,367     $259,183    $261,902  $300,516  $234,605      $53,745
Ratio of expenses to average
 net assets**.................    0.69%      0.69%     0.72%        0.69%*      0.75%     0.70%     0.67%         0.67%*
Ratio of net investment income
 to average net assets**......    2.87%      1.79%     1.86%        2.75%*      3.83%     4.96%     5.52%         5.24%*

---------
 * Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.
 ** For the year ended November 30, 1989, PaineWebber waived fees and/or reimbursed the Fund for a portion of its operating expenses. If such fee waivers and/or expense reimbursements had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 0.73% and 5.46% respectively.

                                                     NEW YORK MUNICIPAL MONEY FUND
                                ------------------------------------------------------------------------
                                                                 FOR THE                                   FOR THE PERIOD
                                     FOR THE YEARS ENDED          SEVEN          FOR THE YEARS ENDED      NOVEMBER 10, 1988
                                          JUNE 30,             MONTHS ENDED         NOVEMBER 30,            (COMMENCEMENT
                                -----------------------------    JUNE 30,    ---------------------------  OF OPERATIONS) TO
                                  1995       1994      1993        1992        1991      1990     1989    NOVEMBER 30, 1988
                                --------   --------  --------  ------------  --------  --------  -------  -----------------
Net asset value, beginning of
 period.......................   $1.00      $1.00     $1.00       $1.00       $1.00     $1.00    $1.00         $1.00
                                --------   --------  --------     ------     --------  --------  -------   ---------
Net investment income.........    0.028      0.017     0.018       0.016       0.037     0.049    0.055        0.003
Dividends from net investment
 income.......................  (0.028)     (0.017)   (0.018)     (0.016)    (0.037)    (0.049)  (0.055)      (0.003)
                                --------   --------  --------     ------     --------  --------  -------   ---------
Net asset value, end of
 period.......................   $1.00      $1.00     $1.00       $1.00       $1.00     $1.00    $1.00         $1.00
                                --------   --------  --------     ------     --------  --------  -------   ---------
                                --------   --------  --------     ------     --------  --------  -------   ---------
Total investment return (1)...    2.80%      1.70%     1.82%       1.62%       3.74%     4.92%    5.51%         0.29%
                                --------   --------  --------     ------     --------  --------  -------   ---------
                                --------   --------  --------     ------     --------  --------  -------   ---------
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000's).....................  $192,799   $165,111  $116,604  $129,687      $121,347  $113,885  $78,497     $24,237
 Ratio of expenses to average
   net assets:
   Before waiver from
     adviser..................    0.71%      0.75%     0.79%       0.73%*      0.89%     0.85%    0.89%         1.09%*
   After waiver from
     adviser..................    0.68%      0.68%     0.68%       0.68%*      0.68%     0.64%    0.37%         0.27%*
 Ratio of net investment
   income to average net
   assets:
   Before waiver from
     adviser..................    2.79%      1.67%     1.70%       2.54%*      3.52%     4.67%    5.04%         4.07%*
   After waiver from
     adviser..................    2.81%      1.74%     1.81%       2.59%*      3.73%     4.88%    5.56%         4.89%*

---------
 * Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

                                                                   CONNECTICUT MUNICIPAL MONEY FUND
                                                   -----------------------------------------------------------------
                                                                  FOR THE YEARS                     FOR THE PERIOD
                                                                ENDED OCTOBER 31,                  NOVEMBER 6, 1990+
                                                   -------------------------------------------            TO
                                                    1995        1994        1993        1992       OCTOBER 31, 1991
                                                   -------     -------     -------     -------     -----------------
Net asset value, beginning of period...........    $  1.00     $  1.00     $  1.00     $  1.00          $  1.00
                                                   -------     -------     -------     -------           ------

Net investment income..........................      0.026       0.017       0.015       0.022            0.040

Dividends from net investment income...........     (0.026)     (0.017)     (0.015)     (0.022)          (0.040)
                                                   -------     -------     -------     -------           ------

Net asset value, end of period.................    $  1.00     $  1.00     $  1.00     $  1.00          $  1.00
                                                   -------     -------     -------     -------           ------
                                                   -------     -------     -------     -------           ------

Total investment return (1)....................      2.62%       1.74%       1.49%       2.25%            4.04%
                                                   -------     -------     -------     -------           ------
                                                   -------     -------     -------     -------           ------
Ratios/Supplemental data:

Net assets, end of period (000's)..............    $22,209     $25,763     $27,937     $28,063          $40,078

Ratio of expenses to average net assets**......      1.01%       0.90%       0.97%       0.86%            0.36%*

Ratio of net investment income to average net
  assets**.....................................      2.63%       1.71%       1.47%       2.28%            3.96%*



------------


 * Annualized


 + Commencement of operations


(1) Total investment return is calculated assuming a $1,000 investment in fund shares on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods less than one year have not been annualized.


 ** For the period November 6, 1990 to October 31, 1991, the predecessor adviser waived and/or reimbursed the Fund for a portion of its operating expenses. If such fee waivers and/or expense reimbursements had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 0.82% and 3.50%, respectively.



                                                                     NEW JERSEY MUNICIPAL MONEY FUND
                                                   --------------------------------------------------------------------
                                                                  FOR THE YEARS                       FOR THE PERIOD
                                                                ENDED OCTOBER 31,                   FEBRUARY 1, 1991+
                                                   -------------------------------------------              TO
                                                    1995        1994        1993        1992         OCTOBER 31, 1991
                                                   -------     -------     -------     -------     --------------------
Net asset value, beginning of period...........    $  1.00     $  1.00     $  1.00     $  1.00           $   1.00
                                                   -------     -------     -------     -------             ------

Net investment income..........................      0.027       0.018       0.016       0.025              0.032

Dividends from net investment income...........     (0.027)     (0.018)     (0.016)     (0.025)            (0.032)
                                                   -------     -------     -------     -------             ------

Net asset value, end of period.................    $  1.00     $  1.00     $  1.00     $  1.00           $   1.00
                                                   -------     -------     -------     -------             ------
                                                   -------     -------     -------     -------             ------

Total investment return (1)....................      2.75%       1.76%       1.65%       2.49%              3.19%
                                                   -------     -------     -------     -------             ------
                                                   -------     -------     -------     -------             ------
Ratios/Supplemental data:

Net assets, end of period (000's)..............    $36,206     $31,981     $36,473     $27,625           $ 41,504

Ratio of expenses to average net assets**......      0.93%       0.85%       0.93%       0.86%              0.27%*

Ratio of net investment income to average net
  assets**.....................................      2.73%       1.74%       1.63%       2.51%              4.20%*



------------


 * Annualized


 + Commencement of operations


(1) Total investment return is calculated assuming a $1,000 investment in fund shares on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods less than one year have not been annualized.


 ** For the period February 1, 1991 to October 31, 1991, the predecessor adviser waived and/or reimbursed the Fund for a portion of its operating expenses. If such fee waivers and/or expense reimbursements had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 0.83% and 3.64%, respectively.

INVESTMENT OBJECTIVES AND POLICIES


    The investment objective of both the Money Market Portfolio and the U.S. Government Portfolio is to provide maximum current income consistent with liquidity and conservation of capital. Each Fund seeks to meet this objective by following different investment policies. The Tax-Free Fund's investment objective is to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital. The California Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital. The New York Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital. The Connecticut Municipal Money Fund's objective is the maximization of current income exempt from federal and Connecticut state income taxes for residents of the state of Connecticut, consistent with the preservation of capital and the maintenance of liquidity. The New Jersey Municipal Money Fund's objective is the maximization of current income exempt from fed-eral and New Jersey state income taxes for residents of the state of New Jersey, consistent with the preservation of capital and the \maintenance of liquidity.



    Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. In managing each Fund's portfolio, Mitchell Hutchins may employ a number of professional money management techniques, including varying the composition and the average weighted maturity of each Fund's portfolio based upon its assessment of the relative values of various money market instruments and future interest rate patterns, in order to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. Mitchell Hutchins may also seek to improve a Fund's yield by purchasing or selling securities to take advantage of yield disparities among similar or dissimilar money market instruments that regularly occur in the money market.


    There can be no assurance that the Funds will achieve their investment objectives. In periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the opposite will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of a Fund's shares are likely to be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite can be true.

MONEY MARKET PORTFOLIO

    The Money Market Portfolio invests in high-grade money market instruments with remaining maturities of 13 months or less. These instruments include U.S. government securities, obligations of U.S. banks, commercial paper and other short-term corporate obligations, corporate bonds and notes, variable and floating rate securities and participation interests or repurchase agreements involving any of the foregoing securities. Participation interests are pro rata interests in securities held by others.

    The U.S. government securities in which the Money Market Portfolio may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates

("GNMAs")), securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Resolution Funding Corporation and the Tennessee Valley Authority) and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer (such as mortgage-backed securities issued by the Federal National Mortgage Association).

    The Money Market Portfolio may invest in obligations (including certificates of deposit, bankers' acceptances and similar obligations) of U.S. banks, including foreign branches of domestic banks and domestic branches of foreign banks, having total assets in excess of $1.5 billion at the time of purchase. The Fund may also invest in interest-bearing savings deposits in U.S. commercial and savings banks having total assets of $1.5 billion or less, provided that the principal amounts at each such bank are fully insured by the Federal Deposit Insurance Corporation and the aggregate amount of such deposits (plus interest earned) does not exceed 5% of the value of the Fund's assets.

    The commercial paper and other short-term corporate obligations purchased by the Money Market Portfolio consist only of obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the Corporation's board of directors, present minimal credit risks and are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs"), (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligations a short-term rating or (3) unrated, but determined by Mitchell Hutchins to be of comparable quality ("First Tier Securities"). The Money Market Portfolio generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).

U.S. GOVERNMENT PORTFOLIO

    The U.S. Government Portfolio invests in U.S. government securities with remaining maturities of 13 months or less and repurchase agreements secured by U.S. government securities. Under investment guidelines adopted by the Corporation's board of directors, the U.S. Government Portfolio currently invests only in securities, such as U.S. Treasury bills, Treasury notes and GNMAs, that are backed by the full faith and credit of the United States and repurchase agreements secured by such securities. These guidelines may be modified by the directors without shareholder approval, but there is no present intention to do so. U.S. government securities in which the Fund would otherwise be authorized to invest include obligations supported primarily or solely by the creditworthiness of the issuer.

TAX-FREE FUND

    The Tax-Free Fund invests substantially all of its assets in money market instruments with remaining maturities of 13 months or less issued by states, municipalities and public authorities, the interest from which is exempt from federal income tax ("Municipal Securities"). The Fund purchases only those Municipal Securities that are First Tier Securities. These Municipal Securities include municipal notes, municipal commercial paper, municipal bonds, floating and variable rate municipal obligations and participation interests in municipal bonds and floating and variable rate obligations. Municipal bonds include industrial development bonds ("IDBs"), private activity bonds ("PABs"), moral obligation bonds, municipal lease obligations and certificates of participation therein and put bonds. The interest on most PABs is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). Under normal market conditions, the Fund intends to invest in Municipal Securities that pay interest that is not an item of tax preference for purposes of the AMT ("AMT exempt interest"), but may invest up to 20% of its total assets in such securities if, in Mitchell Hutchins' judgment, market conditions warrant. The principal municipal obligations in which the Fund invests are described in the Appendix to this Prospectus.

CALIFORNIA MUNICIPAL MONEY FUND

    Except for temporary purposes, the California Municipal Money Fund will invest at least 80% and will seek to invest 100% of its net assets in Municipal Securities issued by the State of California, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as California personal income tax ("California Municipal Securities").

    The California Municipal Money Fund invests in high-grade California Municipal Securities with remaining maturities of 13 months or less. These instruments include the types of Municipal Securities identified above for the Tax-Free Fund and further described in the Appendix to this Prospectus. Under normal market conditions, the Fund intends to invest in California Municipal Securities that pay AMT exempt interest, but may invest without limit in securities that pay interest that is subject to the AMT if, in Mitchell Hutchins' judgment, market conditions warrant. The California Municipal Securities purchased by the Fund consist only of First Tier Securities.

NEW YORK MUNICIPAL MONEY FUND

    Except for temporary purposes, the New York Municipal Money Fund will invest at least 80% and will seek to invest 100% of its net assets in Municipal Securities issued by the State of New York, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes ("New York Municipal Securities").

    The New York Municipal Money Fund invests in high-grade New York Municipal Securities with remaining maturities of 13 months or less. These instruments include the types of Municipal Securities identified above for the Tax-Free Fund and further described in the Appendix to this Prospectus. Under normal market conditions, the Fund intends to invest in New York Municipal Securities that pay AMT exempt interest, but may invest without limit in securities that pay interest that is subject to the AMT if, in Mitchell Hutchins' judgment, market conditions warrant. The New York Municipal Securities purchased by the Fund consist only of First Tier Securities.


CONNECTICUT MUNICIPAL MONEY FUND AND
NEW JERSEY MUNICIPAL MONEY FUND



    Connecticut Municipal Money Fund and New Jersey Municipal Money Fund invest primarily in the debt securities of the State after which it is named, such State's political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and such State's income taxes (collectively, "State Municipal Obligations" or when the context so requires "Connecticut Municipal Obligations;" or "New Jersey Municipal Obligations."). To the extent acceptable State Municipal Obligations are at any time unavailable for investment by each Fund, the Fund will invest, for temporary defensive purposes, primarily in Municipal Obligations (defined as debt securities, the interest from which is exempt from Federal income tax in the opinion of bond counsel to the issuer). Obligations in which the Funds invest may not earn as high a level of current income as long-term or lower quality obligations which generally have less liquidity, greater market risk and more fluctuation in market value.



    It is a fundamental policy of the Connecticut Municipal Money Fund and the New Jersey Municipal Money Fund that it invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. At least 65% of the value of each Fund's net assets will be invested in State Municipal Obligations, as defined above, and the remainder may be invested in securities that are not State Municipal Obligations and, therefore, may be subject to State income taxes.



OTHER INVESTMENT POLICIES AND RISK FACTORS RELATING TO ALL FUNDS--EXCEPT CONNECTICUT MUNICIPAL MONEY FUND AND NEW JERSEY MUNICIPAL MONEY FUND


    U.S. GOVERNMENT SECURITIES. The Money Market and U.S. Government Portfolios may also acquire securities issued or guaranteed as to principal and interest by the U.S. government in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners of such notes or bonds. These custodial receipts are known by various names, including "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"). The Funds may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The staff of the SEC currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury STRIPS program are not U.S. government securities.

    VARIABLE AND FLOATING RATE SECURITIES. The Funds may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government (Money Market and U.S. Government Portfolios), or (if subject to a demand feature exercisable within 13 months or less) issued by U.S. companies (Money Market Portfolio) or municipal issuers (Municipal Funds). The yield on these securities is adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Funds' investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Certain of these obligations carry a demand feature that gives the Fund the right to tender them back to the issuer or a remarketing agent and receive the principal amount of the security prior to maturity. The demand feature may or may not be backed by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligation.

    Securities purchased by the Money Market Portfolio may include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the Fund and the issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. These notes are payable on demand and are typically unrated.

    REPURCHASE AGREEMENTS. The Money Market Portfolio and the U.S. Government Portfolio each may enter into repurchase agreements with U.S. banks and dealers with respect to any security in which that Fund is authorized to invest. Each Municipal Fund may enter into repurchase agreements with such institutions with respect to U.S. government securities, commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to that bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent, the Funds intend to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the applicable Corporation's board of directors or Trust's board of trustees. The Municipal Funds do not intend to enter into repurchase agreements except as a temporary measure and under unusual circumstances.

SPECIAL RISK CONSIDERATIONS--CALIFORNIA MUNICIPAL MONEY FUND AND NEW YORK MUNICIPAL MONEY FUND.

    The California Municipal Money Fund and the New York Municipal Money Fund each may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities, such as securities the interest on which is paid from revenues of similar types of projects. The Funds may be subject to greater risk than other funds that do not follow this practice.

    These Funds are "non-diversified," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), but each intends to continue to qualify as a "regulated investment company" for federal income tax purposes. See "Dividends and Taxes." This means, in general, that more than 5% of each Fund's total assets may be invested in securities of one issuer, but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. Although Mitchell Hutchins anticipates that normally each Fund's portfolio will include the securities of a number of different issuers, each Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" investment company, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in that Fund's yield or affect that Fund's ability to maintain a constant net asset value per share.

    RISKS OF CALIFORNIA MUNICIPAL SECURITIES. The California Municipal Money Fund's investment concentration in California Municipal Securities involves greater risks than if it selected its investments from a broader geographic region. The Fund's yield and ability to maintain a constant net asset value per share can be affected by political and economic developments within the State of California ("California") and by the financial condition of California, its public authorities and political subdivisions. California suffered a severe eco-nomic recession between 1990-1993, which resulted in broad-based revenue shortfalls for the State and many local governments. California's fiscal condition has improved as its economy has been in a sustained recovery since 1994. During the recession, the State substantially reduced local assistance, and further reductions could adversely affect the financial conditions of cities, counties, and other government agencies facing constraints in their own revenue collections. California's long-term credit rating has been reduced in the past several years.


    In the past, California voters have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities and future voter initiatives could result in adverse consequences affecting California Municipal Securities. These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California Municipal Securities. A more detailed discussion of the risks of investing in California Municipal Securities is included in the Statement of Additional Information.


    RISKS OF NEW YORK MUNICIPAL SECURITIES. The New York Municipal Money Fund's investment concentration in New York Municipal Securities involves greater risks than if it selected its investments from a broader geographic region. The Fund's yield and ability to maintain a constant net asset value per share can be affected by political and economic developments within the State of New York (the "State") and by the financial condition of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). Although the State reduced its accumulated General Fund deficits and experienced operating surpluses in fiscal year ("FY") 1991-92 through 1993-94, it experienced an operating deficit of $1.426 billion for FY 1994-95. The State continues to experience substantial financial difficulties related to the recent recession, resulting in, among other things, reductions in General Fund receipts. Currently the 1995-96 State Financial Plan shows a cash balance in the General Fund, and projects a moderate operating surplus, but prolonged interruptions in the State's receipt of federal grants could create adverse developments. Similarly, although the Governor's proposed FY 1996-97 budget projects a cash balance in the General Fund, it anticipates closing an approximate $3.9 billion budget gap to arrive at such balance. Approximately $2 billion of such savings are expected to derive from Federal policy changes. The likelihood that a balanced budget for FY 1996-97 will be achieved depends in part on a Federal budget resolution as well as the implementation of numerous and substantial corrective measures assumed in the Governor's proposed budget. The City, (which is constrained in its fiscal flexibility by an already heavy local tax burden, urgent social needs and its extensive and deteriorating infrastructure) and most suburban county governments have experienced serious fiscal problems related to the recessionary performance of the regional economy, which has caused substantial, broad-based and recurring revenue shortfalls. Both the State of New York's credit rating and the City's credit rating have been, and could be further, reduced; and their ability to provide assistance to public authorities and political subdivisions has been, and could be further, impaired. A more detailed discussion of the risks of investing in New York Municipal Securities is included in the Statement of Additional Information.

OTHER INVESTMENT POLICIES.

    During unusual market conditions, including when, in the opinion of Mitchell Hutchins there are insufficient suitable Municipal Securities available, each of the Municipal Funds temporarily may invest more than 20% of its net assets in other Municipal Securities. For this purpose, "suitable Municipal Securities" means, in the case of the Tax-Free Fund, Municipal Securities that pay AMT exempt interest, in the case of California Municipal Money Fund, California Municipal Securities and, in the case of New York Municipal Money Fund, New York Municipal Securities. "Other Municipal Securities" means, in the case of the Tax-Free Fund, Municipal Securities that pay interest subject to the AMT and, in the case of California Municipal Money Fund and New York Municipal Money Fund, Municipal Securities other than California Municipal Securities and New York Municipal Securities, respectively.

    Under normal circumstances, each Municipal Fund must invest at least 80% of its net assets in securities that pay interest which is exempt from federal income tax. However, when Mitchell Hutchins believes unusual circumstances warrant a defensive posture, including when, in the opinion of Mitchell Hutchins, neither suitable Municipal Securities nor other Municipal Securities are available, each Municipal Fund may hold cash and may invest any portion or all of its net assets in taxable money market instruments, including repurchase agreements. To the extent a Fund holds cash, such cash would not earn income and would reduce the Fund's yield.

    Each Fund may borrow money for temporary purposes, but not in excess of 10% of its total assets. Borrowings by the Money Market Portfolio and U.S. Government Portfolio may include reverse repurchase agreements involving up to 5% of each Fund's assets. The Municipal Funds may purchase Municipal Securities on a "when-issued" basis, that is, for delivery beyond the normal settlement date at a stated price and yield. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases Municipal Securities on a when-issued basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment. Each Fund expects that commitments to purchase when-issued securities normally will not exceed 25% of its assets.


OTHER INVESTMENT POLICIES AND RISK FACTORS RELATING TO
CONNECTICUT MUNICIPAL MONEY FUND AND NEW JERSEY MUNICIPAL MONEY FUND.



    Both Funds seek to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Funds use the amortized cost method of valuing securities pursuant to Rule 2a-7 under the Act, certain requirements of which are summarized as follows. In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two NRSROs (or one rating organization if the instrument was rated only by one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees.

    Each Fund may invest more than 25% of the value of its total assets in Municipal Obligations, which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects.





    Each Fund also may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. Both Funds may invest without limitation in such Municipal Obligations if Mitchell Hutchins determines that their purchase is consistent with the Fund's investment objective.



    Both Funds may purchase floating and variable rate demand obligations, which are tax exempt obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Funds to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these obligations fluctuate from time to time. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements do not adversely affect the tax exempt status of these obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established for the purchase of Municipal Obligations. Mitchell Hutchins, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in a Fund's portfolio. Neither Fund will invest more than 10% of the value of its net assets in securities that are illiquid, which would include floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations.



    Both Funds may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that the purchaser's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which otherwise is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has determined meets the prescribed quality standards for banks set forth below, or the payment obligation otherwise will be collateralized by U.S. Government securities or other securities deemed appropriate by the Board of Trustees, or the underlying Municipal Obligations will be permissible investments for the Fund. For certain participation interests, each Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio. Neither Fund will invest more than 10% of the value of its net assets in securities that are illiquid, which would include participation interests that do not have the demand feature described above. Under normal market conditions, no Fund will invest more than 25% of its total assets in participation interests or other securities issued by or purchased from banks.



    Both Funds may acquire stand-by commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a Fund obligates a broker, dealer or bank to repurchase at such Fund's option specified securities at a specified price. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Trust anticipates that stand-by commitments will be available from brokers, dealers and banks without the payment of any direct or indirect consideration. Each Fund may pay for stand-by commitments if such action is deemed necessary thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. The New Jersey Municipal Money Fund may acquire stand-by commitments to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey gross income tax.



    Both Funds may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Mitchell Hutchins, on behalf of the Trust, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The Trust will consider as illiquid securities tender option bonds as to which it cannot exercise the tender feature on not more than seven days' notice if there is no secondary market available for these obligations.



    Both Funds may invest, for other than temporary defensive purposes, in taxable short-term investments ("Taxable Investments") in an amount not to exceed 20% of the Fund's net assets. Both Funds also may invest without limi-tation in Taxable Investments for temporary defensive purposes. Taxable Investments consist of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated at least P-1 by Moody's or A-1 by S&P of P-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Under normal market conditions, the Trust anticipates that not more than 5% of the value of both Funds' total assets will be invested in any one category of Taxable Investments. Dividends paid by a Fund that are attributable to interest earned by such Fund from Taxable Investments will be taxable to its investors. If a Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. To the extent a Fund is invested in Taxable Investments, it will not be achieving its objective of maximizing tax exempt income. See "Dividends and Taxes." Taxable Investments are more fully described in the Statement of Additional Information to which reference hereby is made.



    Each Fund may purchase Municipal Obligations on a when-issued basis (as described above for the other Municipal Funds). No additional when-issued commitments will be made for a Fund if more than 20% of the value of such Fund's net assets would be so committed. Each Fund may also borrow money for temporary purposes, but not in excess of 15% of the value of its total assets.



SPECIAL RISKS CONSIDERATIONS--
CONNECTICUT MUNICIPAL MONEY FUND AND
NEW JERSEY MUNICIPAL MONEY FUND



    RISKS OF CONNECTICUT MUNICIPAL MONEY FUND. Connecticut's economy relies in part on activities that may be adversely affected by cyclical change and recent declines in defense spending have had an impact on unemployment levels. Although the State recorded General Fund surpluses in its 1986 and 1987 fiscal years, Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligation Economic Recovery Notes. The State Comptroller's annual reports for the fiscal years ended June 30, 1993, 1994 and 1995 reflected General Fund operating surpluses of $113.5 million, $19.7 million and $80.5 million, respectively. In February 1996, the Comptroller estimated a General Fund deficit of $22.1 million for the fiscal year end. To the extent there is a deficit, it may be funded by a transfer from the $80.5 million Budget Reserve Fund. As a result of recurring budgetary problems in the early 1990s, S&P downgraded the State's general obligation bonds from AA+ to AA in April

1990 and, in September 1991, to AA-, Moody's and Fitch rate Connecticut's bonds Aa and AA+, respectively.



    RISKS OF NEW JERSEY MUNICIPAL MONEY FUND. Although New Jersey enjoyed a period of economic growth with unemployment levels below the national average during the mid-1980s, New Jersey's economy slowed down well before the onset of the national recession, which, according to the National Bureau of Economic Research, began in July 1990. Reflecting the economic downturn, New Jersey's unemployment rate rose from a low of 3.6% in the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, the State's unemployment rate fell to 6.4% during the first ten months of 1995. As a result of New Jersey's recent fiscal weakness, in July 1991, S&P lowered its rating of the State's AAA general obligation debt to AA+.



ADDITIONAL POLICIES AND CONSIDERATIONS RELATING TO ALL FUNDS. No Fund will invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.


    Future federal, state and local laws may adversely affect the tax-exempt status of interest on Municipal Securities held by one of the Municipal Funds or of the exempt-interest dividends paid by the Municipal Funds, extend the time for payment of principal or interest or otherwise constrain enforcement of such obligations. Opinions relating to the validity of Municipal Securities and the tax-exempt status of interest thereon are rendered by the issuer's bond counsel at the time of issuance; Mitchell Hutchins will rely on such opinions without independent verification.


    A Fund's investment objective may not be changed without the approval of its shareholders. The California Municipal Money Fund's investment policy of investing at least 80% of its net assets in California Municipal Securities and the similar investment policy of the New York Municipal Money Fund, Con-necticut Municipal Money Fund and New Jersey Municipal Money Fund relating to investments in New York Municipal Securities, Connecticut Municipal Securities and New Jersey Municipal Securities, respectively, may not be changed without approval of the appropriate Fund's shareholders. Certain other investment limitations, as described in the Statement of Additional Information, also may not be changed without shareholder approval. All other investment policies may be changed by the applicable Corporation's board of directors or the Trust's board of trustees without shareholder approval.


PURCHASES

    THE RMA AND BSA PROGRAMS. Shares of each Fund are available primarily through the RMA and BSA programs. RMA and BSA participants are asked to select one of the Funds as their designated portfolio ("Primary Sweep Money Fund"). Investors will have all free credit cash balances (including proceeds from securities sold) in the account invested in the Primary Sweep Money Fund. Balances of $1 or more are invested daily. Each Fund and PaineWebber reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

    Investors who choose one Fund as their Primary Sweep Money Fund may also purchase shares of another Fund by contacting their PaineWebber investment executives or correspondent firms. Minimum purchase and maintenance requirements, however, may apply to purchases of shares of a Fund other than the investor's Primary Sweep Money Fund.

    Certain features available to RMA and BSA participants are summarized in the Appendices to the Statement of Additional Information. The RMA program is more fully described in the brochure, "Facts about Your PaineWebber Resource Management Account" and the BSA program is more fully described in the brochure, "Facts about Your Business Services Account". The availability of Fund shares to customers of PaineWebber's correspondent firms varies depending on the arrangements between PaineWebber and such firms.

    An order to purchase shares of a Fund will be executed on the Business Day on which federal funds become available to the Fund, at the Fund's next-determined net asset value per share. A "Business Day" is any day on which the Boston offices of the Fund's custodian, State Street Bank and Trust Company ("Custodian"), and the New York City offices of PaineWebber and PaineWebber's bank, are all open for business. "Federal funds" are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to a Fund through its Custodian.

    RMA and BSA participants may change their Primary Sweep Money Fund at any time by notifying their PaineWebber investment executives or correspondent firms. However, RMA and BSA participants may not have more than one Primary Sweep Money Fund at a time.

    On any Business Day, a Fund will accept purchase orders and credit shares to investors' accounts as follows.

    PURCHASES WITH FUNDS HELD AT PAINEWEBBER. All deposits to RMA and BSA participants' brokerage accounts and any free credit cash balances that may arise in such brokerage accounts will be automatically invested in shares of their Primary Sweep Money Fund, as described above under "The RMA and BSA Programs," provided that federal funds are available for the investment. Federal funds normally are available for cash balances arising from the sale of securities held in a brokerage account on the Business Day following settlement, but in some cases can take longer.

    PURCHASES BY CHECK OR ELECTRONIC FUNDS TRANSFER CREDIT. RMA and BSA participants may purchase Fund shares by depositing into their account checks drawn on a U.S. bank. The RMA or BSA participant's brokerage account number should be included on the check.

    As noted above, shares of the participant's Primary Sweep Money Fund will be purchased when federal funds are available. RMA or BSA participants wishing to invest amounts deposited in their accounts by check in one of the other Funds should so instruct their PaineWebber investment executives or correspondent firms. Federal funds are deemed available to a Fund two Business Days after deposit of a personal check and/or an Electronic Funds Transfer credit and one Business Day after deposit of a cashier's or certified check. PaineWebber may benefit from the temporary use of the proceeds of personal checks and Electronic Funds Transfer credits to the extent those funds are converted to federal funds in fewer than two Business Days.

    PURCHASES BY WIRE. RMA and BSA participants may also purchase shares of their Primary Sweep Money Fund or another Fund by instructing their banks to transfer federal funds by wire to their RMA or BSA account. Wire transfers should be directed to: The Bank of New York, ABA 021000018, PaineWebber Inc., A/C 890-0114-088, OBI=FBO [Account Name]/[Brokerage Account Number]. The wire must include the investor's name and RMA or BSA brokerage account number. RMA or BSA participants wishing to transfer federal funds into their accounts should contact their PaineWebber investment executives or correspondent firms to determine the appropriate wire instructions.

    To the extent that the amounts transferred by wire create a cash balance in an investor's account, that cash balance will be automatically invested in the investor's Primary Sweep Money Fund, as described above under "Purchases with Funds Held at PaineWebber." RMA or BSA participants wishing to invest amounts transferred by wire in one of the other Funds should so instruct their PaineWebber investment executives or correspondent firms.

    If PaineWebber receives a notice from an investor's bank of a wire transfer of federal funds by 12:00 noon, eastern time, on a Business Day, the automatic investment will be executed on that Business Day. Otherwise, the automatic investment will be executed at 12:00 noon, eastern time, on the next Business Day. PaineWebber and/or an investor's bank may impose a service charge for wire transfers.

REDEMPTIONS

    Shareholders may redeem any number of shares from their Fund accounts by wire, by telephone or by mail. Shares will be redeemed at the net asset value per share next determined after receipt by the Funds' transfer agent ("Transfer Agent") of instructions from PaineWebber to redeem. PaineWebber delivers such instructions to the Transfer Agent prior to the determination of net asset value at 12:00 noon, eastern time, on any Business Day.

    AUTOMATIC REDEMPTIONS. Under the RMA and BSA programs, PaineWebber will redeem Fund shares automatically to satisfy outstanding "Debits" and "Charges." "Debits" are amounts due PaineWebber on settlement date for securities purchases and other debits in the investor's RMA or BSA brokerage account, including margin loans, any federal funds wires arranged by PaineWebber ($5,000 and over) and fees for such wires and PaineWebber (not RMA or BSA) checks and fees for such checks. "Charges" are RMA or BSA checks, Gold and Business MasterCard purchases, cash advances, Bill Payment Service checks and Automated Clearing House transfers including Electronic Funds Transfer Debits. Shares are redeemed to cover Debits on the day the Debit is generated. Shares are redeemed to cover RMA or BSA checks and Gold and Business MasterCard cash advances on the day they are paid. Shares are redeemed to cover Gold and Business MasterCard purchases at the end of the MasterCard monthly billing period. Shares are also redeemed to cover interest due on and credit extended and outstanding under the Bank One Line of Credit at the end of the MasterCard monthly billing cycle. Securities purchases are automatically paid for on settlement date. Fund shares will not be purchased until all Debits and Charges in a shareholder's RMA or BSA brokerage account are satisfied.


    ORDER OF REDEMPTION. If a shareholder owns shares of more than one Fund, shares of the Primary Sweep Money Fund are always redeemed first; thereafter, shares held in the other Funds will be redeemed, if necessary, in the following order: first, Money Market Portfolio; second, U.S. Government Portfolio; third, Tax-Free Fund; and fourth, New York Municipal Money Fund, California Municipal Money Fund, Connecticut Municipal Money Fund or New Jersey Municipal Money Fund.


    ADDITIONAL INFORMATION ON REDEMPTIONS. Shareholders with questions about redemption requirements should consult their PaineWebber investment executives or correspondent firms. Shareholders who redeem all their shares will receive cash credits to their RMA or BSA brokerage accounts for dividends earned on those shares to (but not including) the day of redemption. The redemption price may be more or less than the purchase price, depending on the market value of the Fund's portfolio; however, each Fund anticipates that its net asset value per share will normally be $1.00 per share. See "Valuation of Shares."

    Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to establish minimum initial purchase requirements and to redeem Fund shares in any shareholder account of less than $500 net asset value. If a Fund elects to do so, it will notify the shareholder and provide the shareholder with an opportunity to increase the amount invested to $500 or more within 60 days of the notice. This notice may appear on the shareholder's account statement. If a shareholder requests redemption of shares that were purchased recently, a Fund may delay payment until it is assured that it has received good payment for the purchase of the shares. In the case of purchases by check, this can take up to 15 days.

    PaineWebber has the right to terminate an RMA or BSA brokerage account for any reason. In such event, all Fund shares held in the shareholder's RMA or BSA brokerage account will be redeemed and the proceeds sent to the shareholder within three Business Days.

VALUATION OF SHARES

    Each Fund uses its best efforts to maintain its net asset value at $1.00 per share. Each Fund's net asset value per share is determined by dividing the Fund's net assets by the number of Fund shares outstanding. A Fund's net assets are equal to the value of its investments and other assets minus its liabilities. Each Fund's net asset value is determined once each Business Day at 12:00 noon, eastern time.


    Each Fund values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the board of directors of the applicable Corporation or the board of trustees of the applicable Trust.


DIVIDENDS AND TAXES

    DIVIDENDS. Each Business Day, each Fund declares as dividends all of its net investment income. Shares begin earning dividends on the day of purchase; dividends are accrued to shareholder accounts daily and are automatically paid in additional Fund shares monthly. Shares do not earn dividends on the day of redemption. Net investment income includes accrued interest and earned discount (including original issue discount and, except for Municipal Securities acquired by the Municipal Funds prior to May 1, 1993, market discount), less amortization of market premium and accrued expenses. Daily dividends declared by each Municipal Fund do not include any net investment income attributable to the accretion of market discount on Municipal Securities. Any such amounts, which are taxable to each Fund's shareholders, are distributed annually, unless more frequent distributions are necessary to maintain a Fund's net asset value per share at $1.00 or to avoid income or excise taxes.

    Each Fund distributes its net short-term capital gain, if any, annually but may make more frequent distributions of such gain if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Funds do not expect to realize net long-term capital gain and thus do not anticipate payment of any long-term capital gain distributions.

    FEDERAL TAX. Each Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any) that is distributed to its shareholders.

    Dividends paid by the Money Market Portfolio and the U.S. Government Portfolio generally are taxable to their shareholders as ordinary income, notwithstanding that such dividends are paid in additional Fund shares. Shareholders not subject to tax on their income, however, generally are not required to pay tax on amounts distributed to them. Distributions by a Municipal Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by a shareholder. Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Municipal Fund is not deductible.

    Each Fund notifies its shareholders following the end of each calendar year of the tax status of all distributions paid (or deemed paid) during that year. The notice sent by each Municipal Fund specifies the amount of exempt-interest dividends (and the portion thereof, if any, that is not AMT exempt interest) and the amount of any taxable dividends.

    Each Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other noncorporate shareholders who (1) do not provide the Fund with a correct taxpayer identification number or (2) otherwise are subject to backup withholding.

    CALIFORNIA TAXES. If the California Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and at least 50% of the value of its total assets consists of California Municipal Securities, exempt-interest dividends derived from interest on qualifying California Municipal Securities will be exempt from California personal income tax ("California exempt-interest dividends"), but not California franchise tax. Dividends derived from interest on other Municipal Securities, taxable income and net capital gain are taxable under California law at ordinary income rates. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for purposes of California personal income tax. California exempt-interest dividends may affect the calculation of certain adjustments to alternative minimum taxable income for shareholders that are corporations. Shareholders receive notification annually stating the portion of the Fund's exempt-interest dividends attributable to issuers in California and other states. The Fund itself will not be subject to California franchise or corporate income tax on interest income distributed to its shareholders.

    NEW YORK STATE AND NEW YORK CITY TAXES. If the New York Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and at the end of each quarter of the Fund's taxable year at least 50% of its assets are invested in New York Municipal Securities, exempt-interest dividends paid by the Fund that are derived from interest on qualifying New York Municipal Securities will be exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends derived from interest on other Municipal Securities, taxable income and net capital gain are not exempt from New York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for purposes of New York State or New York City personal income tax. Shareholders receive notification annually stating the portion of the Fund's exempt-interest dividends attributable to issuers in New York State, New York City and other states.


    CONNECTICUT TAXES. Dividends paid by the Connecticut Municipal Money Fund that qualify as exempt-interest dividends for Federal income tax purposes are not subject to the Connecticut income tax imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Series as interest from Connecticut Municipal Obligations, or as interest from obligations with respect to which Connecticut is prohibited by Federal law from taxing. Dividends derived from other sources are subject to Connecticut income tax except that dividends qualifying as capital gains dividends for Federal income tax purposes are not subject to Connecticut income tax to the extent derived from Connecticut Municipal Obligations. In the case of a shareholder subject to the Connecticut income tax and required to pay the Federal alternative minimum tax, the portion of exempt-interest dividends paid by the Fund that is derived from income received by the Fund as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing is not subject to the net Connecticut minimum tax even though treated as a preference item for purposes of the Federal alternative minimum tax.



    Dividends qualifying as exempt-interest dividends for Federal income tax purposes that are distributed by the Fund to entities taxed as corporations under the Connecticut corporation business tax are not exempt from the tax.



    The Connecticut Municipal Money Fund's shares are not subject to property taxation by the State of Connecticut or its political subdivisions.



    NEW JERSEY TAXES. New Jersey Municipal Money Fund anticipates that substantially all dividends paid by the New Jersey Series will not be subject to New Jersey gross income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey gross income tax to the extent the distributions are attributable to income received as interest or gain from New Jersey Municipal Obligations or direct U.S. Government obligations or certain other specified obli-gations. To be classified as a qualified investment fund, at least 80% of the Series' investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the New Jersey Series qualifies as a qualified investment fund, any gain on the redemption of New Jersey Municipal Money Fund's shares will not be subject to the New Jersey gross income tax. To the extent a shareholder of the New Jersey Municipal Money Fund is obligated to pay state or local taxes outside on New Jersey, dividends earned by such shareholder may represent taxa-ble income.



    The shares of the New Jersey Municipal Money Fund are not subject to property taxation by New Jersey or its political subdivisions.



    ADDITIONAL INFORMATION. The foregoing is only a summary of some of the important federal, state and local income tax considerations generally affecting the Funds and their shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state and local tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers.


MANAGEMENT


    Each Corporation's board of directors, and each Trust's board of trustees, as part of their overall management responsibility, oversee various organizations responsible for the Funds' day-to-day management. PaineWebber, the Funds' investment adviser and administrator, provides a continuous investment program for each Fund and supervises all aspects of its operations. As sub-adviser to the Funds, Mitchell Hutchins makes and implements investment decisions and, as sub-administrator, is responsible for the day-to-day administration of the Funds.


    PaineWebber receives a monthly fee for these services. For the fiscal year ended June 30, 1995, the effective advisory and administration fees paid to PaineWebber by the Money Market Portfolio, the U.S. Government Portfolio, the Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund were equal to 0.50%, 0.45%, 0.48%, 0.50%, and 0.50%, respectively, of the Fund's average daily net assets. For the fiscal year ended October 31, 1995, the effective advisory and administration fees paid to PaineWebber by the Connecticut Municipal Money Fund and the New Jersey Municipal Money Fund were equal to 0.50% and 0.50%, respectively. PaineWebber (not the Funds) pays Mitchell Hutchins a fee for its sub-advisory and sub-administration services, at an annual rate of 20% of the fee received by PaineWebber from each Fund for advisory and administrative services.



    Each Fund except Connecticut Municipal Money Fund and New Jersey Municipal Money Fund pays PaineWebber an annual fee of $4.00 per active Fund account, plus certain out-of-pocket expenses, for certain services not performed by the Transfer Agent. Each Fund also incurs other expenses. For the fiscal year ended June 30, 1995, the ratio of expenses as a percentage of average net assets of the Money Market Portfolio, the U.S. Government Portfolio, the Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund were 0.59%, 0.63%, 0.63%, 0.69% and 0.68%, respectively. For the fiscal year ended October 31, 1995, the ratio of expenses as a percentage of average net assets of the Connecticut Municipal Money Fund and New Jersey Municipal Money Fund were
1.01% and 0.93%, respectively. PaineWebber waived a portion of its advisory and administration fees for New York Municipal Money Fund. If such waivers had not been made, the Fund's ratio of expenses stated as a percentage of average net assets would have been 0.71%.



    PaineWebber and Mitchell Hutchins are located at 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At January 31, 1996, PaineWebber or Mitchell Hutchins was investment adviser or sub-adviser to 34 registered investment companies with 68 separate portfolios and aggregate assets in excess of $30.3 billion.


    Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.


    DISTRIBUTION ARRANGEMENTS. PaineWebber is the distributor of each Fund's shares. Under separate plans of distribution ("Plans"), the U.S. Government Portfolio, Tax-Free Fund, California Municipal Money Fund, New York Municipal Money Fund, each is authorized to pay PaineWebber a 12b-1 service fee at the annual rate of up to 0.15% of the Fund's average daily net assets. Each of these Funds currently pays PaineWebber a 12b-1 service fee at the annual rate of 0.08% of its average daily net assets. Connecticut Municipal Money Fund and New Jersey Municipal Money Fund are authorized and currently pay PaineWebber a 12b-1 service fee at the annual rate of 0.12% of the Fund's average daily net assets. Any increase in this annual rate would require prior approval by the applicable Corporation's board of directors or applicable Trust's board of trustees.




    Under each Plan, PaineWebber uses the 12b-1 service fee to pay PaineWebber investment executives and correspondent firms for shareholder servicing, currently at the annual rate of 0.06% of the Fund's (0.10% in the case of Con-necticut Municipal Money Fund and New Jersey Municipal Money Fund) average daily net assets held in accounts serviced by such investment executives and correspondent firms. The fee is also used to offset PaineWebber's other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the PaineWebber branch office in which the investment executive is based, such as rent, communications equipment, employee salaries and other overhead costs.


    During the period they are in effect, each Plan and a related distribution contract ("Distribution Contract") obligate the affected Fund to pay the 12b-1 service fee to PaineWebber as compensation for its service activities and not as reimbursement for specific expenses incurred. Thus, even if PaineWebber's expenses exceed the 12b-1 service fee, the Fund will not be obliged to pay more than the fee and, if PaineWebber's expenses are less than the fee, it will retain its full fee and realize a profit. Each Fund will pay the 12b-1 service fee to PaineWebber until either the Plan or the Distribution Contract is terminated or not renewed for that Fund. In that event, PaineWebber's service expenses in excess of service fees received or accrued through the termination date will be PaineWebber's sole responsibility and not obligations of the Fund.

PERFORMANCE INFORMATION

    From time to time each Fund may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund is the income on an investment in that Fund over a specified seven-day period. This income is then "annualized" (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized the income earned is assumed to be reinvested. The "effective yield" will be higher than the "yield" because of the compounding effect of this assumed reinvestment.


    The Municipal Funds may also advertise "tax-equivalent yield" and "tax-equivalent effective yield." "Tax equivalent yield" shows the taxable yield that would produce the same income after a stated rate of taxes as the respective Fund's tax-exempt yield (yield excluding taxable income). "Tax-equivalent effective yield" shows the taxable effective yield that would produce the same income after a stated rate of taxes as the respective Fund's tax-exempt effective yield (effective yield excluding taxable income).


    Each Fund may also advertise other performance data, which may consist of the annual or cumulative return (including realized net short-term capital gain, if any) earned on a hypothetical investment in the Fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

    The performance of shareholder accounts with small balances will differ from the quoted performance because daily income for each shareholder account is rounded to the nearest whole penny. Accordingly, very small shareholder accounts (at current interest rates, approximately $33 or less in the case of the Money Market Portfolio and the U.S. Government Portfolio, and approximately $53 or less in the case of the Municipal Funds) that generate less than 1/2 per day of income will earn no dividends.

GENERAL INFORMATION

    The Money Market and U.S. Government Portfolios are series of PaineWebber RMA Money Fund, Inc. ("Money Fund Corporation"). Both the Tax-Free Fund and the Money Fund Corporation were incorporated in Maryland on July 2, 1982 and each is registered with the SEC as an open-end, diversified management investment company. The Money Fund Corporation has an authorized capitalization of 30 billion shares of $0.001 par value common stock; 15 billion and 5 billion of which are designated as shares of the Money Market Portfolio and the U.S. Government Portfolio, respectively. The remaining shares are classified as shares of the Money Fund Corporation's third series. The Tax-Free Fund has an authorized capitalization of 20 billion shares of $0.001 par value common stock.

    The California Municipal Money Fund and the New York Municipal Money Fund are series of PaineWebber Managed Municipal Trust. The Trust is registered as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986. The Trust's board of trustees has authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share.


    The Connecticut Municipal Money Fund and New Jersey Municipal Money Fund are series of PaineWebber/Kidder, Peabody Municipal Money Market Series. The Trust was organized as a Massachusetts business trust on Sep-tember 14, 1990. The Connecticut Series commenced operations on November 6, 1990 and the New Jersey Series commenced operations on February 1, 1991. The board of trustees may issue an unlimited number of full and fractional shares of beneficial interest with $.001 par value per share. Each share has one vote.



    Although each Fund is offering only its own shares, it is possible that a Fund might become liable for a misstatement in the Prospectus about another Fund. The board of directors of each Corporation and the board of trustees of each Trust has considered this factor in approving the use of a single, combined Prospectus.



    The Corporations and the Trusts do not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect directors or trustees unless fewer than a majority of the directors/trustees holding office have been elected by shareholders. The directors are required to call a meeting of shareholders of a Corporation when requested in writing to do so by the shareholders of record holding at least 25% of the Corporation's outstanding shares.


    Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders of the Trust for the purposes of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.


    Each share of a Fund has equal voting, dividend and liquidation rights. The shares of each series of the Money Fund Corporation and the Trusts will be voted separately except when an aggregate vote of all series is required by the Investment Company Act of 1940.

    CERTIFICATES. To avoid additional operating expenses and for investor convenience, stock certificates are not issued. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

    REPORTS. Shareholders receive audited annual and unaudited semi-annual financial statements of the Funds. All purchases and redemptions of Fund shares are confirmed to shareholders at least quarterly.

    CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of each Fund's assets. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Fund's transfer and dividend disbursing agent.

                                    APPENDIX
                              MUNICIPAL SECURITIES


    The following description of the Municipal Securities in which, where applicable, Tax-Free Fund, California Municipal Money Fund, Connecticut Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund may invest supplements that provided elsewhere in the prospectus.


    MUNICIPAL BONDS. Municipal bonds are debt obligations issued to obtain funds for various public purposes, the interest on which is exempt from federal income tax in the opinion of bond counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied "moral obligation" of a related governmental unit is pledged to the payment of the debt service, but is usually subject to annual budget appropriations. The term "municipal bonds" also includes municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by local and state governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Funds generally invest in municipal lease obligations through certificates of participation. The term "municipal bonds" also includes custodial receipts that represent an ownership interest in one or more municipal bonds.

    INDUSTRIAL DEVELOPMENT BONDS AND PRIVATE ACTIVITY BONDS. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. PABs generally are such bonds issued after August 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. Each Fund is authorized to invest more than 25% of its assets in IDBs and PABs.

    PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interest.

    PUT BONDS. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

    TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Tax-exempt commercial paper and short-term municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

----------------------------------------        --------------------------------
Table of Contents
--------------------------------------------    PAINEWEBBER RMA MONEY MARKET
  2      Highlights                                       PORTFOLIO
         -----------------------------------

  7      Financial Highlights
         -----------------------------------
  11     Investment Objectives and Policies
         -----------------------------------
  21     Purchases                               PAINEWEBBER RMA U.S. GOVERNMENT
         -----------------------------------                PORTFOLIO
  23     Redemptions
         -----------------------------------
  24     Valuation of Shares
         -----------------------------------
  24     Dividends and Taxes
         -----------------------------------
  26     Management                                     PAINEWEBBER RMA TAX-FREE
         -----------------------------------                     FUND
  28     Performance Information
         -----------------------------------
  29     General Information
         -----------------------------------
  A-1    Appendix
         -----------------------------------
         For information on the RMA program
         or the RMA Funds, call PaineWebber
         toll-free at 1-800-762-1000.             PAINEWEBBER RMA CALIFORNIA
                                                      MUNICIPAL MONEY FUND
         For information on the BSA program,
         call PaineWebber toll-free at
         1-800-BSA-0140.
                                                  PAINEWEBBER RMA CONNECTICUT
                                                       MUNICIPAL MONEY FUND
------------------------------------------
   No person has been authorized to give
   any information or to make any
   representations not contained in this
   Prospectus in connection with the
   offering made by the Prospectus and,           PAINEWEBBER RMA NEW JERSEY
   if given or made, such information or             MUNICIPAL MONEY FUND
   representations must not be relied upon
   as having been authorized by the Funds or
   their Distributor. This Prospectus does
   not constitute an offering by the Funds
   or by the Distributor in any jurisdiction
   in which such offering may not lawfully
   be made.                                       PAINEWEBBER RMA NEW YORK
                                                    MUNICIPAL MONEY FUND

[LOGO]   Recycled
         Paper

(C) 1996 PaineWebber Incorporated

STATEMENT OF ADDITIONAL INFORMATION                              MARCH 1, 1996


--------------------------------------------------------------------------------


                                PAINEWEBBER RMA
                        CONNECTICUT MUNICIPAL MONEY FUND
                        NEW JERSEY MUNICIPAL MONEY FUND
    1285 Avenue of the Americas . New York, New York 10019 . 1-800-762-1000



    PaineWebber/Kidder, Peabody Municipal Money Market Series (the "Fund") is an open-end, management investment company. Its investment objective is maximization of current income exempt from Federal and, where applicable, State income taxes consistent with the preservation of capital and the maintenance of liquidity. The Fund permits investors to invest in two separate portfolios (each, a "Series"): the Connecticut Series and New Jersey Series. Each Series seeks to achieve the Fund's investment objective by investing primarily in short-term Municipal Obligations issued by issuers in the State after which it is named ("State Municipal Obligations") and believed to be exempt from Federal and, where applicable, that State's income taxes. The Connecticut Series and New Jersey Series are non-diversified for purposes of the Investment Company Act of 1940, as amended (the "Act").



This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus. A copy of the Fund's Prospectus can be obtained from the Fund at the above address. The date of the Prospectus to which this Statement relates is March 1, 1996.



--------------------------------------------------------------------------------
               INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR
                            PaineWebber Incorporated

                       SUB-ADVISER AND SUB-ADMINISTRATOR
                    Mitchell Hutchins Asset Management Inc.
--------------------------------------------------------------------------------

                       INVESTMENT OBJECTIVE AND POLICIES


    The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Investment Objectives and Policies."


MUNICIPAL OBLIGATIONS

    Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in Municipal Obligations, both within a particular classification and between classifications.

    Floating and variable rate demand obligations are tax exempt obligations which may have a stated maturity in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligation plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted at specified intervals. Because floating and variable rate demand obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is no secondary market for these obligations, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

    The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal market, size of a particular offering, maturity of the obligation and rating of the issue.

    Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Each Series will seek to minimize these risks by investing only in those lease obligations that (1) are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSRO") (or one rating organization if the lease obligation was rated only by one such organization) or
(2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Fund providing that the seller or other responsible third party will either remarket or repurchase the lease obligation within a short period after demand by the Fund. The staff of the Securities and Exchange Commission (the "SEC") currently considers certain lease obligations to be illiquid. Accordingly, the Trustees have established guidelines to be used by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the Fund's Sub-Adviser, in determining the liquidity of municipal lease obligations. In addition, no Series will invest more than 10% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities. See "Investment Restriction No. 7" below.


    The Fund will not purchase tender option bonds unless (a) the demand feature applicable thereto is exercisable by the Fund within 397 days of the date of such purchase upon no more than 30 days' notice and thereafter is exercisable by the Fund no less frequently than annually upon no more than 30 days' notice and
(b) at the time of such purchase, Mitchell Hutchins reasonably expects, (i) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment, and (ii) that the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, the Fund will exercise the tender option with respect to any tender option bonds unless Mitchell Hutchins reasonably expects, (x) based on its assessment of current and historical interest rate trends, that short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment, and (y) that the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. The Fund will exercise the tender feature with respect to tender option bonds, or otherwise dispose of its tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. The Fund otherwise will comply with the provisions of Rule 2a-7 under the Act in connection with the purchase of tender option bonds, including, without limitation, the requisite determination by the Trustees that the tender option bonds in question meet the quality standards described in Rule 2a-7, which, in the case of a tender option bond subject to a conditional demand feature, would include a determination that the security has received both the required short-term and long-term high quality rating or is determined to be of comparable quality. In the event of a default of the Municipal Obligation underlying a tender option bond, or the termination of the tender option agreement, the Fund would look to the maturity date of the underlying security for purposes of compliance with Rule 2a-7 and, if its remaining maturity was greater than 397 days, the Fund would sell the security as soon as would be practicable. The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond arrangement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

RATINGS OF MUNICIPAL OBLIGATIONS

    If, subsequent to its purchase by a Series, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Trustees determine that it is no longer of comparable quality or (b) Mitchell Hutchins becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Trustees will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Series and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of Mitchell Hutchins becoming aware of the new rating and the Fund's Trustees are subsequently notified of Mitchell Hutchins' actions.


    To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), a division of The McGraw-Hill Companies, Inc., or Fitch Investors Service, L.P. ("Fitch") for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio securities, Mitchell Hutchins also will evaluate these securities.


TAXABLE INVESTMENTS

    Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities which differ in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as

Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund invests in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

    Commercial paper consists of short-term unsecured promissory notes issued to finance short-term credit needs.

    Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of $1 billion. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

    Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

    Repurchase agreements involve the acquisition by the Fund of an underlying debt instrument for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at a fixed price. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. The Fund enters into repurchase agreements only with selected registered or unregistered securities dealers or banks or other recognized financial institutions, and requires that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Mitchell Hutchins considers on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. Mitchell Hutchins considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into repurchase agreements.

RISK FACTORS--INVESTING IN STATE MUNICIPAL OBLIGATIONS

    Investors should review the information in the Appendix hereto, which provides a brief summary of special investment considerations relating to investing in State Municipal Obligations.

INVESTMENT RESTRICTIONS


    The Fund has adopted the following restrictions as fundamental policies which apply to each Series. These restrictions cannot be changed, as to a Series, without approval by the holders of a majority of the outstanding voting shares of such Series. For purposes of the Act, "majority" means the lesser of
(i) 67% of such Series' outstanding voting shares present at a meeting if the holders of more than 50% of the outstanding voting shares of such Series are present in person or by proxy, or (ii) more than 50% of such Series' outstanding voting shares. No Series may:


        1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are referred to above and in the Prospectus.

        2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the Series' total assets (including the amount borrowed) based upon the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Series' total assets, the Series will not make any additional investments.

        3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

        4. Make loans to others, except through the purchase of qualified debt obligations and entry into repurchase agreements referred to above and in the Prospectus.

        5. Purchase or sell real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Series from investing in Municipal Obligations secured by real estate or interests therein.

        6. Sell securities short or purchase securities on margin.

        7. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include municipal lease/purchase agreements, participation interests that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which the Series cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 10% of the Series' net assets would be so invested.

        8. Underwrite securities of other issuers, except that the Series may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

        9. Purchase the securities of any other registered investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

        10. Purchase securities of any issuer for the purpose of exercising control or management.

        11. Invest more than 25% of such Series' assets in the securities of issuers in any single industry; however, there is no limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


    For purposes of Investment Restriction No. 11, industrial development bonds, where payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."



    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.


    The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Series shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of a Series and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Series' shares in the state involved.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

    Information regarding the Trustees and officers of the Fund, including information as to their principal business occupations during the last five years, is listed below. Each Trustee who is an 'interested person' of the Fund, as defined in the Act, is indicated by an asterisk.


    Margo N. Alexander, 48, Trustee and President. President, chief executive officer and a director of Mitchell Hutchins. Prior to January 1995, an executive vice president of PaineWebber. Ms. Alexander is also a director or trustee of seven other investment companies and president of 29 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



    David J. Beaubien, 67,Trustee. Chairman of Yankee Environmental Systems, Inc., manufacturer of meteorological measuring instruments. Director of IEC, Inc., manufacturer of electronic assemblies, Belfort Instruments, Inc., manufacturer of environmental instruments, and Oriel Corp., manufacturer of optical instruments. Mr. Beaubien is a director or trustee of five other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



    William W.Hewitt, Jr., 67, Trustee. Trustee of The Guardian Group of Mutual Funds. Mr. Hewitt is a director or trustee of five other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

    Carl W. Schafer, 59, Trustee. President of the Atlantic Foundation, a charitable foundation supporting mainly oceanographic exploration and research. Director of Roadway Express, Inc., a trucking firm, The Guardian Group of Mutual Funds, Evans Systems, Inc., a motor fuels, convenience store and diversified company, Hidden Lake Gold Mines Ltd., gold mining companies, Electronic Clearing House, Inc., a financial transactions processing company, Wainoco Oil Corporation and Nutraceutics, Inc., a biotechnology company. Prior to January 1993, chairman of the Investment Advisory Committee of Howard Hughes Medical Institute and director of Ecova Corporation, a toxic waste treatment firm. Mr. Schafer is a director or trustee of four other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



    Teresa M. Boyle, 37, Vice President. First vice president and manager--advisory administration of Mitchell Hutchins. Prior to November 1993, compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, a vice president and manager--legal administration of Mitchell Hutchins. Ms. Boyle is also a vice president of 29 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



    Scott H. Griff, 29, Vice President and Assistant Secretary. Vice president and attorney of Mitchell Hutchins. Prior to January 1995, an associate at the law firm of Cleary, Gottlieb, Steen & Hamilton. Mr. Griff is also a vice president and assistant secretary of four other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



    C. William Maher, 34, Vice President and Assistant Treasurer. Mr. Maher is a first vice president and a senior manager of the mutual fund division of Mitchell Hutchins. Mr. Maher is also a vice president and assistant treasurer of 29 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



    Ann E. Moran, 38, Vice President and Assistant Treasurer. Ms. Moran is a vice president of Mitchell Hutchins. Ms. Moran is also a vice president and assistant treasurer of 29 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



    Dianne E. O'Donnell, 43, Vice President and Secretary. Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is also a vice president and secretary of 29 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



    Victoria E. Schonfeld, 45, Vice President. Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. From April 1990 to May 1994 she was a partner in the law firm of Arnold & Porter. Ms. Schonfeld is also a vice president and assistant secretary of 29 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



    Paul H. Schubert, 32, Vice President and Assistant Treasurer. Mr. Schubert is a first president and a senior manager of the mutual fund finance division of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president at BlackRock Financial Management Inc. Prior to August 1992, he was an audit manager with Ernst & Young LLP. Mr. Schubert is also a vice president and assistant treasurer of 29 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

    Julian F. Sluyters, 35, Vice President and Treasurer. Mr. Sluyters is a senior vice president and the director of the mutual fund finance division of Mitchell Hutchins. Prior to 1991, he was an audit senior manager with Ernst & Young LLP. Mr. Sluyters is also a vice president and treasurer of 29 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



    Gregory K. Todd, 39, Vice President and Assistant Secretary. Mr. Todd is a first vice president and associate general counsel of Mitchell Hutchins. Prior to 1993, he was a partner with the law firm of Shereff, Friedman, Hoffman & Goodman. Mr. Todd is also a vice president and assistant secretary of 29 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



    The address of each of the non-interested Trustees is: Mr. Beaubien, Montague Industrial Park, 101 Industrial Road, Box 746, Turners Falls, Massachusetts 01376; Mr. Hewitt, P.O. Box 2359, Princeton, New Jersey 08543-2359; and Mr. Schafer, P.O. Box 1164, Princeton, New Jersey 08542. The address of Ms. Alexander and each of the officers is 1285 Avenue of the Americas, New York, New York 10019.



    The Fund requires no executive employees other than its officers, each of whom is employed by either PaineWebber or Mitchell Hutchins and none of whom devotes full time to the affairs of the Fund. Trustees and officers, as a group, owned less than 1% of each Series' outstanding shares as of February 1, 1996. No officer, director or employee of Mitchell Hutchins or any affiliate receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Trustee who is not an officer, director or employee of Mitchell Hutchins or any of its affiliates an annual retainer of $1,000 and $375 for each Trustees' meeting attended, and reimburses the Trustee for out-of-pocket expenses associated with attendance at Trustees' meetings. The Chairman of the Trustees' audit committee receives an annual fee of $250. The amount of compensation paid by the Fund to each Trustee for the fiscal year ended October 31, 1995, and the aggregate amount of compensation paid to each such Trustee for the year ended December 31, 1995 by all other funds in the complex for which such person is a Board member were as follows:



                                                                     TOTAL
                                                                 COMPENSATION
                                              AGGREGATE          FROM FUND AND
            NAME OF BOARD                 COMPENSATION FROM    FUND COMPLEX PAID
               MEMBER                           FUND            TO BOARD MEMBER
---------------------------------------   -----------------    -----------------
David J. Beaubien......................        $ 2,876             $ 116,800
William W. Hewitt, Jr..................        $ 2,876             $ 116,800
Carl W. Schafer........................        $ 3,042             $ 118,175


INVESTMENT ADVISER AND ADMINISTRATOR


    PaineWebber, the Fund's investment adviser and administrator, and Mitchell Hutchins, the Fund's sub-adviser and sub-administrator are located at 1285 Avenue of the Americas, New York, New York 10019.

    PaineWebber has agreed that if, in any fiscal year, the aggregate expenses of a Series (including fees pursuant to the Investment Advisory and Administration Agreement, but excluding interest, taxes, brokerage and distribution fees and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over such Series, PaineWebber will reimburse the Series for such excess expense. This expense reimbursement obligation is not limited to the amount of PaineWebbers' fee. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis. The most stringent state expense limitations applicable to the Fund presently require reimbursement of expenses in any year that such expenses exceed 2 1/2% of the first $30 million of the average value of a Series' net assets, 2% of the next $70 million and 1 1/2% of the remaining net assets of the Series. During the fiscal year ended October 31, 1995, the Series' expenses did not exceed such limitations.


    Subject to the supervision and direction of the Fund's Trustees, Mitchell Hutchins manages each Series' portfolio in accordance with the stated policies of the Fund. Mitchell Hutchins provides the Fund with investment officers who are authorized by the Trustees to execute purchases and sales of securities and employs a professional staff of portfolio managers who draw upon a variety of sources, including PaineWebber, for research information for the Fund. Mitchell Hutchins makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. In addition, Mitchell Hutchins pays the salaries of all officers and employees who are employed by both it and the Fund, maintains office facilities, furnishes statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Fund, prepares reports to shareholders, tax returns, and filings with the SEC and state Blue Sky authorities, is responsible for the calculation of the net asset value of shares and generally assists in all aspects of the Fund's operations. Mitchell Hutchins bears all expenses in connection with the performance of its services.


    Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber and other Mitchell Hutchins advisory clients.



    Expenses incurred in the operation of the Fund, including, but not limited to, organizational costs, taxes, interest, brokerage fees and commissions, compensation paid to PaineWebber under the Fund's Plan of Distribution pursuant to Rule 12b-1 (the "Plan of Distribution"), fees of Trustees who are not officers, directors, stockholders or employees of Mitchell Hutchins or PaineWebber, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer, dividend disbursing and recordkeeping agents, charges and expenses of any outside service used for pricing each Series' portfolio securities and calculating net asset value, outside auditing and legal expenses, and costs of maintenance of trust existence, investor services, printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, shareholders' reports and trust meetings, are borne by the Fund. Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Board of Trustees, including, but not limited to, proportionately in relation to the net assets of each Series.


    The Investment Advisory and Administration Agreement remains in effect as to each Fund from year to year, provided its continuance is approved at least annually by (i) the Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund, provided further that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons," as defined in the Act of the Trust, PaineWebber or Mitchell Hutchins, by vote cast in person at a meeting called for the purpose of voting on this approval. With respect to each Fund, the Investment Advisory and Administration Agreement was approved by shareholders in accordance with the terms of the Act on April 13, 1995. With respect to each Fund, the Investment Advisory and Administration Agreement is terminable without penalty, on 60 days' written notice, by the Board of Trustees of the Trust, by vote of the holders of a majority of such Fund's outstanding voting securities, as defined in the Act, or by PaineWebber. The Investment Advisory and Administration Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment, as defined in the Act and the rules thereunder.



    As compensation for PaineWebber's services rendered to the Fund, each Series pays a fee, computed daily and paid monthly, at an annual rate of .50% of such Series' average daily net assets. For the fiscal year ended October 31, 1993, the Connecticut Series and New Jersey Series paid fees of $312,881 and $349,798, respectively, to Kidder Peabody Asset Management, Inc. ("KPAM"), the Fund's predecessor manager and investment adviser. For the fiscal year ended October 31, 1994, the Connecticut Series and New Jersey Series paid fees of $151,858 and $207,338, respectively, to KPAM. For the fiscal year ended October 31, 1995, the Connecticut Series and New Jersey Series paid (or accrued) fees of $120,651 and $167,865, respectively, for KPAM and PaineWebber. For the fiscal year ended October 31, 1995, Mitchell Hutchins, as the Fund's sub-adviser and
sub-administrator, received fees of $      .



    PaineWebber shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory and Administration Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory and Administration Agreement.


CUSTODIAN, AND TRANSFER, DIVIDEND DISBURSING AND RECORDKEEPING AGENT


    State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as the Fund's custodian. As custodian, State Street maintains custody of the Fund's portfolio securities. PFPC, Inc., a subsidiary of PNC Bank, National Association, whose principal address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer, dividend disbursing and recordkeeping agent. As transfer agent, PFPC, Inc. maintains the Fund's official record of shareholders; as dividend disbursing agent, it is responsible for crediting dividends to shareholders' accounts; and, as recordkeeping agent, it maintains certain accounting and financial records of the Fund.


DISTRIBUTOR

    PaineWebber is the distributor of the Fund's shares and is acting on a best efforts basis.



    The Trustees believe that the Series' expenditures under the Fund's Plan of Distribution benefit the Series and their shareholders by providing better shareholder services. For the fiscal year ended October 31, 1995, Kidder, Peabody & Co. Incorporated, the Fund's predecessor distributor, and PaineWebber received $28,957 and $40,287 from the Connecticut Series and New Jersey Series, respectively, of which $ , and $ , respectively, was spent on payments to
investment executives and $    and $    , respectively, was spent on
overhead-related expenses.


INDEPENDENT AUDITORS


    Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, acts as independent auditors for the Fund. In such capacity, Ernst & Young LLP audits the Fund's annual financial statements. For the fiscal year ended October 31, 1994, and prior thereto, the Fund's independent auditors were Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281

LEGAL COUNSEL

    Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, is counsel for the Fund.

                             PRINCIPAL SHAREHOLDERS


    With respect to the New Jersey Series, to the knowledge of the Fund, G. George Rogers & Rolfa Rogers, c/o Mitchell Hutchins Asset Management, Inc., New York, New York 10019, owned 8.5% of the Series' outstanding shares of beneficial interest as of January 31, 1996.


    The Fund is not aware as to whether or to what extent shares owned of record also are owned beneficially.

                             PORTFOLIO TRANSACTIONS

    Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales are allocated to various dealers. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by any Series to date.

    Transactions are allocated to various dealers by Mitchell Hutchins in its best judgment. The primary consideration is the prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable Mitchell Hutchins to supplement its own research and analysis with the views and information of other securities firms.

    Information so received supplements, but does not replace, that to be provided by Mitchell Hutchins, and Mitchell Hutchins' fee is not reduced as a consequence of the receipt of any such supplemental information. Such information may be useful to Mitchell Hutchins in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of its other clients may be useful to Mitchell Hutchins in carrying out its obligations to the Fund.

    Investment decisions for a Series are made independently from those of any other investment companies or accounts that are managed by Mitchell Hutchins. If, however, other investment companies or accounts managed by Mitchell Hutchins are simultaneously engaged in the purchase or sale of the same security, the transactions are averaged as to price and allocated equitably to each. In some cases, this system might adversely affect the price paid or received by the Series or the size of the position obtainable for, or disposable by, the Series.

    No portfolio transactions are executed through PaineWebber. PaineWebber engages in and acts as a dealer in or an underwriter of Municipal Obligations and Taxable Investments. PaineWebber's activities may have some effect on the market for such securities, and PaineWebber may be competing in the marketplace with the Fund in the purchase and sale of such securities.

                               SHARES OF THE FUND

    The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of one or more series and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share of a Series represents an equal proportionate interest in such Series with each other share of such Series. Upon liquidation of a Series, shareholders are entitled to share pro rata in the net assets of such Series available for distribution to shareholders. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Fund.

    A Series' shareholders are entitled to a full vote for each share of a Series held (and proportionate, fractional votes for fractional shares held). The Trustees themselves have the power to alter the number of the Trustees, to fill vacancies in their own number and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. A Trustee may be removed with or without cause by action of the Trustees or the shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Fund is not required to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust or as the Trustees may consider desirable.


    The Fund is a trust fund of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.


    Special counsel for the Fund is of the opinion that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability, the shareholder will be entitled to reimbursement from the general assets of the Series. The Trustees intend to conduct the operations of the Fund, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for the liabilities of the Fund.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer or employee is entitled to be indemnified against all liability in connection with the affairs of the Fund.

                              REDEMPTION OF SHARES


    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the New York Stock Exchange ("NYSE") is closed other than for customary weekend and holiday closings, (b) when trading in the markets the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of the Fund's shareholders.


                        DETERMINATION OF NET ASSET VALUE

    Net asset value will not be computed on a day in which no orders to purchase, sell, exchange or redeem Fund shares have been received or on days on which the NYSE is not open for trading. The NYSE is currently closed on the following holidays (as observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. The days on which net asset value is determined are the Fund's business days. A Series' net asset value is computed by dividing the value of such Series' total assets less liabilities by the total number of shares outstanding. Each Series' expenses and fees, including Mitchell Hutchins' fee and fees pursuant to the Plan of Distribution, are accrued daily and taken into account for the purpose of determining the net asset value of each Series' shares. It is the Fund's policy to attempt to maintain a net asset value of $1.00 per share for purposes of sales and redemptions, although there can be no assurance that the Fund will always be able to do so.

    The valuation of each Series' portfolio securities is based upon their amortized cost, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

    In connection with the utilization of the amortized cost method of valuation, the Trustees have established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize net asset value per share as computed for the purpose of sales and redemptions at $1.00. These procedures include periodic review, as the Trustees deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and the net asset value per share based upon available indications of value. In such review, market quotations and market equivalents are obtained from an independent pricing service (the "Service") approved by the Board of Trustees. The Service values the Series' investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.



    In the event of a difference of over 1/2 of 1% between a Series' net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Trustees will promptly consider what action, if any, should be taken. The Trustees will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redeeming shares in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, or to shorten the average portfolio maturity, withholding dividends, making distributions from capital or capital gains, utilizing a net asset value per share as determined by using available market quotations or market equivalents, or reducing the number of the Series' outstanding shares. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the relevant Series' capital the necessary shares that represent the excess upon such determination. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund.


                 DETERMINATION OF CURRENT AND EFFECTIVE YIELDS


    The Fund provides current and effective yield quotations on each Series' daily dividends. See "Dividends, Distributions and Taxes" in the Fund's Prospectus. Such quotations are made in reports, sales literature and advertisements published by the Fund.


    Current yield is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven calendar day period, dividing the net change in account value by the value of the account at the beginning of the period and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized seven-day return with all dividends reinvested in additional shares of the Fund.


    Current and effective yields fluctuate and are not necessarily representative of future results. The shareholder should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. See "Investment Objective and Policies" in the Fund's Prospectus and "Management of the Fund" above. Current and effective yield information is useful in reviewing the Fund's performance, but because current and effective yields fluctuate such information under certain conditions may not provide a basis for comparison with bank deposits, other investments which pay a fixed yield for a stated period of time or other investment companies which may use a different method of calculating yield. A shareholder's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which each Series' price per share is determined.


    Historical and comparative yield information may be presented by the Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUND

    The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the SEC under the Securities Act of 1933 and the Act, to which reference is hereby made.


                              FINANCIAL STATEMENTS



    The Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.


                             RATINGS OF SECURITIES

RATINGS IN GENERAL

    A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Mitchell Hutchins believes that the quality of Municipal Obligations should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons. Mitchell Hutchins, through independent analysis, attempts to discern variations in credit ratings of the published services, and to anticipate changes in credit ratings. The following is a description of the characteristics of ratings used by Moody's, S&P and Fitch.

RATINGS BY MOODY'S

MUNICIPAL BONDS


    AAA. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.


    AA. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.


    CONDITIONAL RATINGS. The designation "Con." followed by a rating indicates bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.


    Note: Those bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

MUNICIPAL NOTES

    MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS

Moody's assigns a dual rating, one representing an evaluation of the degree of risk associated with scheduled principal and interest payments and the other representing an evaluation of the degree of risk associated with the demand feature (VMIG) to variable and floating rate demand obligations.

    Depending upon the maturity of a variable or floating rate obligation, it is assigned either a municipal bond and VMIG rating or a municipal note and VMIG rating. The VMIG ratings include the following:

    VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

COMMERCIAL PAPER

    PRIME-1. This designation is the highest commercial paper rating assigned by Moody's and denotes superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -- Leading market positions in well established industries.

    -- High rates of return on funds employed.

    -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2. Denotes a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

RATINGS BY S&P

MUNICIPAL BONDS

    AAA. Bonds rated AAA have the highest rating. Capacity to pay interest and repay principal is extremely strong.

    AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

    In order to provide more detailed indications of credit quality, the AA rating described above may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.


    PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


MUNICIPAL NOTES

    SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

    Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

    -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS

    S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1/A-1+).

COMMERCIAL PAPER

    A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

    A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

    A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

RATINGS BY FITCH

MUNICIPAL BONDS

    The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

    AAA. Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.


    Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 13-36 months.


SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1. Very Strong Credit Qualify. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2. Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                    APPENDIX

RISK FACTORS--INVESTING IN STATE MUNICIPAL OBLIGATIONS


    The following information supplements and should be read in conjunction with the information set forth in the Fund's Prospectus. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the relevant State available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.


CONNECTICUT SERIES


    Connecticut's economy is diverse, with manufacturing, services and trade accounting for approximately 70% of total non-agricultural employment. The State's manufacturing industry is diversified, but from 1970 to 1993 manufacturing employment declined to 18.5%, while non-manufacturing related employment increased to 81.5%. The non-manufacturing sector is comprised of service industries. The four major industries in terms of employment are: trade; finance, insurance and real estate; business and personal services; and government, which collectively comprise about 90% of employment in the non-manufacturing sector.



    Connecticut has a high level of personal income. According to Bureau of Economic Analysis figures, personal income of State residents for calendar year 1994 was $95.1 billion, a 3.3% increase over the previous year. As of January 1995, the rate of unemployment (on a seasonably adjusted basis) in the State was 5.2%. According to projections made by the U.S. Department of Commerce through the year 2005, Connecticut is expected to continue to rank first in the nation in state per capita income throughout the projected period.



    While the State's General Fund ended fiscal 1985, 1986 and 1987 with operating surpluses of approximately $365.5 million, $250.1 million and $365.2 million, respectively, the State recorded operating deficits of $115.6 million, $28 million, $259.5 million and $808.5 million for fiscal 1988, 1989, 1990 and 1991, respectively. Together with the deficit carried forward from fiscal 1989-90, the total deficit for the fiscal year 1990-91 was $965.7 million. The total deficit amount was funded by the issuance of General Obligation Economic Recovery Notes. The Comptroller's annual report for the fiscal year ended June 30, 1992 reflected a General Fund operating surplus of $110.2 million, which surplus was used to retire $110.1 million of the State's Economic Recovery Notes. The Comptroller's annual reports for fiscal years ended June 30, 1993, 1994 and 1995 reflected General Fund operating surpluses of $113.5 million, $19.7 million and $80.5 million, respectively. The unappropriated surplus in the General Fund is deemed to be appropriated for debt service for the following fiscal year.



    Since 1988, the Comptroller's annual report has reported results on the basis of both the modified cash basis required by State law and the modified accrual basis used for GAAP financial reporting. The Comptroller's monthly report for the period ended September 30, 1995 stated that on a GAAP basis the cumulative deficit was 576.9 million for fiscal 1995. The modified cash basis of accounting used for statutory financial reporting and the modified accrual basis used for GAAP financial reporting are different and, as a result, often produce varying financial results, primarily because of differences in the recognition of revenues and expenditures.


    The budget adopted for fiscal 1995-96 anticipates General Fund revenues of $8.837 billion and projected General Fund expenditures of $8.836 billion, resulting in a projected surplus of $0.2 million. For fiscal 1996-1997, the adopted budget anticipates General Fund revenues of $9.158 billion and General Fund expenditures of 9.157 billion resulting in a projected surplus of $0.2 million.



    The adopted budget reflects implementation of significant tax changes aimed at increasing overall disposable income and encouraging economic expansion in the State. A phase down in the personal income tax rate was enacted. To improve the business climate in the State and stimulated long term job growth, legislation was also enacted which will reduce Connecticut's corporate tax rate from its current rate of 11.25% to 7.5% by January 1, 2000. The adopted budget also reflects significant reductions in expenditures from current service levels.



    As part of the adopted budget, approximately $241 million of the original $965.7 million in Economic Recovery Notes issued to fund the cumulative deficit of fiscal year 1990-91, will be retired in fiscal years 1996-97 through 1998-99, rather than in fiscal 1995-96. Of the original $965.7 million issued, $725 million will be retired on schedule and the Economic Recovery Notes will be paid in full by the expiration of the current Governor's term.


    The State finances its operations primarily through the General Fund. All tax and most non-tax revenues of the State, except for motor fuels taxes and other transportation related taxes, fees and revenues, are paid into, and substantially all expenditures pursuant to legislative appropriations are made out of, the General Fund. The State derives over 70% of its revenues from taxes. Miscellaneous fees, receipts, transfers and Federal grants account for most of the other State revenue. The Sales and Use Taxes, the corporation business tax and the recently enacted broad based personal income tax are the major revenue raising taxes.


    On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly is required by the constitutional amendment to adopt by three-fifths vote certain spending cap definitions. The statutory spending cap limits the growth of expenditures to either (1) the rolling five-year average annual growth in personal income, or (2) the increase in the consumer price index for urban consumers during the preceding 12 month period, whichever is greater. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures.

    The State has no constitutional on its power to issue obligations or incur indebtedness other than that it may only borrow for public purposes. There are no reported court decisions relating to State bonded indebtedness other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never contained provisions requiring submission of the questions of incurring indebtedness to a public referendum. Therefore, the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters are statutory.


    The State has established a program of temporary note issuance to cover periodic cash flow requirements. The maximum volume of cash flow borrowing is determined based upon the State's actual cash needs on a daily basis. In September 1995, the State established a commercial paper program which replaces all previous programs. Under this program, the State may issue and have outstanding at any time up to $400 million of general obligation temporary notes during a two-year period concluding in September 1997.



    The General Assembly has empowered, pursuant to bond acts in effect, the State Bond Commission to authorize general obligation bonds in the amount of $9.069 billion. As of September 15, 1995, the State Bond Commission had authorized $7.716 billion in such bonds and the balance of $1.445 billion was available for authorization.


    General obligations bonds issued by Connecticut municipalities are payable primarily from ad valorem taxes on property subject to taxation by the municipality. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of these was the City of Bridgeport.

NEW JERSEY SERIES


    New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's principal manufacturing industries produce chemicals, pharmaceuticals, electrical equipment and instruments, machinery, food products, and printing. Other economic activities include services, wholesale and retail trade, insurance, tourism, petroleum refining and truck farming.



    While New Jersey's economy continued to expand during the late 1980s, the level of growth has slowed considerably after 1987. By the beginning of the national recession in July 1990 (according to the National Bureau of Economic Research), construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment from a peak of 3,689,800 in 1989 to a low of 3,445,000 in 1992. This loss has been followed by an employment gain of 176,400 from May 1992 to October 1995, a recovery of 67% of the jobs lost during the recession. In July 1991, S&P lowered the State's general obligation bond rating from AAA to AA+.



    Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, the unemployment rate fell to 6.4% during the first ten months of 1995. Despite an increase reported in December 1995, the annualized unemployment rate remained 6.4% for the fourth quarter of 1995.

    The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts Sales and Use Tax collections for Fiscal Year 1996 as $4.310 billion, a 4.3% increase from Fiscal Year 1995 revenue. The Fiscal Year 1997 estimate of $4.403 billion, is a 2.2% increase from the Fiscal Year 1996 estimate.



    The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts Gross Income Tax collections for Fiscal Year 1996 as $4.547 billion, a 0.2% increase from Fiscal Year 1995 revenue. Included in the Fiscal Year 1995 revenue is a 5% reduction of personal income tax rates effective January 1, 1994 and a further 10% reduction of personal income tax rates effective January 1, 1995 (on joint income under $80,000). The estimate for Fiscal Year 1997 as shown in the Governor's Fiscal Year 1997 Budget Message of $4.610 billion, is a 1.4% increase from the Fiscal Year 1996 estimate. Included in the Fiscal Year 1996 forecast is the 10% reduction of personal income tax rates effective January 1, 1995 and a further 15% reduction of personal income tax rates effective January 1, 1996 (on joint incomes under $80,000).



    The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts Corporation Business Tax collection for fiscal year 1996 as $1,198 million, a 10.4% increase from Fiscal Year 1995 revenue. Included in the Corporation Business Tax forecast is a reduction in the Corporation Business Tax rate from 9.375% to 9.0% of net New Jersey income. The Fiscal Year 1997 forecast as shown in the Governor's Fiscal Year 1997 Budget Message of $1.210 billion, represents a 1.0% increase from the Fiscal Year 1996 estimate.



    The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts Other Miscellaneous Taxes Fees and Revenues collections for Fiscal Year 1996 as $1.514 billion, a decrease from Fiscal Year 1995 revenue.



    The Fiscal Year 1996 revised estimates anticipate that the Legislature will enact a Tax Amnesty program. It is estimated that a 90-day tax amnesty will yield $70 million.



    Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.



    The State appropriated approximately $15.439 billion and $16.109 billion for fiscal 1995 and 1996, respectively. Of the $16.109 billion appropriated in Fiscal Year 1996 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund, $6.447 billion (40.0%) is appropriated for State aid to local governments, $3.746 billion (23.3%) is appropriated for grants-in-aid (payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of services on behalf of the State), $5.233 billion (32.5%) for Direct State Services, $466.3 million (2.9%) for debt service on State general obligation bonds and $217.1 million (1.3%) for capital construction.



    Should tax revenues be less than the amount anticipated in the Budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. The appropriations for Fiscal Year 1996 and for Fiscal Year 1997 reflect the amounts contained in the Governor's Fiscal Year 1997 Budget Message.



    The State has made appropriations for principal and interest payments for general obligation bonds for fiscal years 1993 through 1996 in the amounts of $444.3 million, $119.9 million, $103.6 million and $466.3 million, respectively. The Governor's Fiscal Year 1997 Budget Message for Fiscal Year 1997 includes an appropriation in the amount of $463.1 million for principal and interest payments for general obligation bonds.

---------------------------------------------                    PAINEWEBBER RMA
CONTENTS
---------------------------------------------                        CONNECTICUT
Investment Objective and Policies          2
---------------------------------------------                          MUNICIPAL
                                                                           MONEY
Management of the Fund                     9
---------------------------------------------                               FUND
Principal Shareholders                    14
---------------------------------------------
Portfolio Transactions                    14
---------------------------------------------
Shares of the Fund                        15
---------------------------------------------
Redemption of Shares                      16
---------------------------------------------                         NEW JERSEY
Determination of Net Asset Value          16                           MUNICIPAL
---------------------------------------------
Determination of Current and Effective                                     MONEY
  Yields                                  17                                FUND
---------------------------------------------
Additional Information About the Fund     18
---------------------------------------------
Financial Statements                      18
---------------------------------------------
Ratings of Securities                     18
---------------------------------------------
Appendix                                 A-1
---------------------------------------------




                                                          STATEMENT OF
                                                          ADDITIONAL
                                                          INFORMATION

                                                          MARCH 1, 1996

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Financial Statements

        Contained in Part A:


           Financial Highlights for the period ended October 31, 1991 and the years ended October 31, 1992, 1993, 1994 and 1995.



        Contained through incorporation by reference in Part B and filed with the Annual Report to Shareholders with the Securities and Exchange Commission on January 2, 1996 (EDGAR Accession No. 0000950112-96-000001):



           Schedules of Investments at October 31, 1995.
           Statements of Assets and Liabilities as of October 31, 1995. Statements of Operations for the year ended October 31, 1995. Statements of Changes in Net Assets for the years ended October 31, 1994 and October 31, 1995.
           Financial Highlights for the period ended October 31, 1991 and the years ended October 31, 1992, 1993, 1994 and 1995.
           Report of Ernst & Young LLP, Independent Auditors, dated December 11, 1995.



        Contained in Part B through incorporation by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A as filed on February 28, 1995.

           Report of Deloitte & Touche LLP, Independent Auditors, dated November 30, 1994.


    (b) Exhibits:


(1)(a) --Amended and Restated Declaration of Trust, dated August 28, 1991.
(1)(b) --Certificate of Amendment, dated February 16, 1995.
(2)    --The Registrant's By-Laws dated July 3, 1986 are incorporated by reference to
         Exhibit 2 of Pre-Effective Amendment No. 1 to the Registration Statement on Form
         N-1A, filed on November 1, 1990.
(3)    --None
(4)    --None
(5)(a) --Investment Advisory and Administration Agreement.
(5)(b) --Sub-Advisory and Sub-Administration Agreement.
(6)    --Distribution Contract is incorporated by reference to Exhibit 6 of Post-Effective
         Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 28,
         1995.
(7)    --None
(8)    --Custody Agreement.
(9)    --Transfer Agency Agreement.
(10)   --None
(11)(a) --Consent of Ernst & Young LLP.
(11)(b) --Consent of Deloitte & Touche LLP.
(12)   --None
(13)   --Subscription Agreement is incorporated by reference to Exhibit 13 of Pre-Effective
         Amendment No. 1 to the Registration Statement on Form N-1A, filed on November 1,
         1990.
(14)   --None

(15)(a) --The Plan of Distribution pursuant to Rule 12b-1 is incorporated by reference to
         Exhibit 15 of Pre-Effective Amendment No. 1 to the Registration Statement on Form
         N-1A, filed on November 1, 1990.
(15)(b) --Amendment to Plan of Distribution, dated January 30, 1995.
(16)   --Schedule for computation of current and effective yields is incorporated by reference to Exhibit 16 of Post-Effective Amendment No. 1 to the Registration
         Statement on Form N-1A, filed on May 3, 1991.
17     --Financial Data Schedule (filed as exhibit No. 27 pursuant to EDGAR rules).
18     --Powers of Attorney.
27     --Financial Data Schedule.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    No person is controlled by or under common control with the Registrant.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                                                                 NUMBER OF RECORDHOLDERS
                        TITLE OF CLASS                            AT FEBRUARY 28, 1996
                        --------------                           -----------------------
Shares of beneficial interest, par value $.001 per share
    Connecticut Series........................................               571
    New Jersey Series.........................................               935


ITEM 27. INDEMNIFICATION.

    Reference is made to Article VII of Registrant's By-Laws. Indemnification of the principal underwriter against certain liabilities is provided for in the Distribution Agreement.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER



    See "Management" in the Prospectus and "Management of the Fund" and "Investment Advisory and Other Services" in the Statement of Additional Information.



    I. PaineWebber Incorporated ("PaineWebber"), a Delaware corporation, is a registered investment adviser and is wholly owned by Paine Webber Group Inc. PaineWebber is primarily engaged in the financial services business. Information as to the officers and directors of PaineWebber is included in its Form ADV filed on March 31, 1995, with the Securities and Exchange Commission (registration number 801-7163) and is incorporated herein by reference.



    II. Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a Delaware corporation, is a registered investment adviser and is wholly owned by PaineWebber. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV filed on April 3, 1995, with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.



ITEM 29. PRINCIPAL UNDERWRITERS.



    (a) PaineWebber services as principal underwriter and/or investment adviser for the following other investment companies:



       PaineWebber CashFund, Inc.
       PaineWebber Managed Municipal Trust
       PaineWebber RMA Money Fund, Inc.
       PaineWebber RMA Tax-Free Fund, Inc.



    (b) PaineWebber is the principal underwriter of the Registrant. The directors and officers of PaineWebber, their principal business addresses, and their positions and offices with PaineWebber are identified in its Form ADV filed March 31, 1995, with the Securities and Exchange Commission (registration number 801-7163), and such information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of PaineWebber who also serve as Trustees or officers of the
Registrant:



     NAME AND PRINCIPAL                                      POSITION AND OFFICER
      BUSINESS ADDRESS         POSITION AND REGISTRANT         WITH UNDERWRITER
     ------------------       ------------------------       --------------------
Margo N. Alexander              Trustee and President       Director and Executive
1285 Avenue of the Americas                                     Vice President
New York, NY 10019



    (c) None.



ITEM 30.  LOCATION ON ACCOUNTS AND RECORDS



    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, the Fund, 1285 Avenue of the Americas, New York, New York 10019, and PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.



ITEM 31. MANAGEMENT SERVICES



    Not Applicable.



ITEM 32. UNDERTAKINGS



    Not Applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of New York, and State of New York, on the 29th day of February, 1996.



                                          PAINEWEBBER/KIDDER, PEABODY MUNICIPAL
                                            MONEY MARKET SERIES



                                          By:       /s/ DIANNE E. O'DONNELL
                                              ..................................
                                                     Dianne E. O'Donnell
                                                Vice President and Secretary

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.


       /s/ MARGO N. ALEXANDER*          Trustee and President (Chief           February 29, 1996
 .....................................     Executive Officer)
         Margo N. Alexander
       /s/ JULIAN F. SLUYTERS           Vice President and Treasurer (Chief    February 29, 1996
 .....................................     Financial and Accounting Officer)
         Julian F. Sluyters
       /s/ DAVID J. BEAUBIEN**          Trustee                                February 29, 1996
 .....................................
          David J. Beaubien
     /s/ WILLIAM W. HEWITT, JR**        Trustee                                February 29, 1996
 .....................................
       William W. Hewitt, Jr.
        /s/ CARL W. SCHAFER**           Trustee                                February 29, 1996
 .....................................
           Carl W. Schafer


------------


 * Signature affixed by Dianne E. O'Donnell pursuant to power of attorney dated December 28, 1995 and filed herewith.


** Signature affixed by Dianne E. O'Donnell pursuant to power of attorney dated
   March 8, 1995 and filed herewith.

                                 EXHIBIT INDEX


 EXHIBIT
  NUMBER                                    DESCRIPTION                                    PAGE
--------                                    -----------                                    ----
  (1)(a)--  Amended and Restated Declaration of Trust, dated August 28, 1991............
  (1)(b)--  Certificate of Amendment, dated February 16, 1995...........................
  (5)(a)--  Investment Advisory and Administration Agreement............................
  (5)(b)--  Sub-Advisory and Sub-Administration Agreement...............................
   (8)  --  Custody Agreement...........................................................
   (9)  --  Transfer Agency Agreement...................................................
 (11)(a)--  Consent of Ernst & Young LLP................................................
 (11)(b)--  Consent of Deloitte & Touche LLP............................................
 (15)(a)--  Plan of Distribution pursuant to Rule 12b-1 incorporated by reference to
            Exhibit 15 of Pre-Effective Amendment No. 1 to the Registration Statement on
            Form N-1A, filed on November 1, 1990+.......................................
 (15)(b)--  Amendment to Plan of Distribution, dated January 30, 1995...................
   17   --  Financial Data Schedule (filed as exhibit No. 27 pursuant to EDGAR rules)...
   18   --  Powers of Attorney..........................................................
   27   --  Financial Data Schedule.....................................................


------------

+ Refiled pursuant to rules under EDGAR